                   As Filed with the Securities and Exchange
                          Commission on August 7, 1997


                                                     1933 Act File No. 333-10237
                                                     1940 Act File No. 811-07775

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


Pre-Effective Amendment No.                                        /   /
Post-Effective Amendment No. 1                                     / X /
                                                      and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 3                                                    / X /

                      (Check appropriate box or boxes.)

                    FIVE ARROWS SHORT-TERM INVESTMENT TRUST
                           (Exact Name of Registrant)

                     3435 Stelzer Road, Columbus, Ohio 43219
                    (Address of Principal Executive Offices)

                                 (614) 470-8000
                         (Registrant's Telephone Number)


                               George O. Martinez
                    Five Arrows Short-Term Investment Trust
                                3435 Stelzer Road
                              Columbus, Ohio 43219
               (Name and Address of Agent for Service of Process)


                                 With a copy to:
                           Geoffrey R.T. Kenyon, Esq.
                          Goodwin, Procter & Hoar LLP
                        Exchange Place, Boston, MA 02109

                  Approximate date of proposed public offering:

         It is proposed that this filing will become effective under Rule 485 (check appropriate box):


         / X /  Immediately upon filing pursuant to paragraph (b)


         /   /  On ___, pursuant to paragraph (b)

         /    /  60 days after filing pursuant to paragraph (a)(1)

         /    /  On _____ pursuant to paragraph (a)(1)

         /    /  75 days after filing pursuant to paragraph (a)(2)

         /    /  On _____ pursuant to paragraph (a)(2).

         If appropriate check the following box:

         / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
--------------------------------------------------------------------------------
         The Registrant, pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940, hereby elects to register an indefinite number of shares of beneficial interest, par value $.0001 per share, of the U.S. Dollar Fund, the Pound Sterling Fund, the Deutsche Mark Fund and the Canadian Dollar Fund series of the Registrant.


         This Post-Effective Amendment has been executed by the Trustees and Officers of the International Currency Fund.


                                      (ii)

                                     PART A

                               PRELIMINARY NOTE

The Registrant's Prospectus dated February 7, 1997, to which the interim financial statements contained herein are added by Post-Effective Amendment No. 1, are incorporated by reference to the Registrant's filing of definitive copies under Rule 497(c).

                         U.S. Dollar Fund, a Portfolio
                                       of
                    FIVE ARROWS SHORT-TERM INVESTMENT TRUST

                         Supplement dated August 7, 1997
                    to the Prospectus dated February 7, 1997

The table of "Financial Highlights (unaudited) for a class share of beneficial interest outstanding through the period ended June 30, 1997" below supplements the unaudited financial statements of the U.S. Dollar Fund (the "Fund"), a Portfolio of FIVE ARROWS SHORT-TERM INVESTMENT TRUST (the "Trust"), contained in the Statement of Additional Information and sets forth certain information regarding the investment operations of the Fund for the period presented.

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.


                              Financial Highlights
                                  (unaudited)

Selected ratios and data for a share of beneficial interest outstanding through the period:
------------------------------------------------------------------------------

                                            U.S. Dollar
                                                Fund
                                             -----------
                                              March 26,
                                               1997 to
                                               June 30,
                                               1997 (a)
                                             -----------
Net Asset Value,
Beginning of Period.....................          $1.00
                                             -----------

Investment Activities:
Net Investment income                              0.01

Net realized and unrealized gains
(losses) from investment................           ----
                                             -----------

Total from investment operations........           0.01

Distributions:
Net investment income...................          (0.01)
                                             -----------

Total distributions.....................          (0.01)
                                             -----------

Net Asset Value,
End of Period                                     $1.00
                                             ===========

Total Return............................           1.42%   (b)

Ratio/Supplemental Data:
Net assets, end of period ('000)........         $3,062
Ratio of expenses to average net
assets.................................            0.28%   (c)
Ratio of net investment income to
average net assets......................           5.30%   (c)
Ratio of expenses to average net
assets"*................................           7.23%   (c)
Ratio of net investments income to
average net assets"*...................          (1.65)%   (c)




*During the period certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

                                          Caption or Location in
Form N-1A Item No.                               Statement of
     Part B                               Additional Information
     ------                               ----------------------

13.    Investment Objectives and          Additional Investment Policies and
       Policies                           Restrictions; Money Market Instruments
                                          Additional Information Concerning
                                          Certain Investment Techniques for all
                                          Portfolios

14.    Management of the Fund             Management of the Trust and Portfolio
                                          Trust; Compensation of Trustees and
                                          Officers

15.    Control Persons and Principal      Management of the Trust and
       Holders of Securities              Portfolio Trust

16.    Investment Advisory and Other      Investment Advisory Agreement and
       Services                           Distribution and Administration
                                          Agreements; Custodian, Transfer and
                                          Dividend Distributing Agent, Counsel
                                          and Independent Auditors.

17.    Brokerage Allocation and           Portfolio Transactions
       Other Practices

18.    Capital Stock and Other            Information About the Trust and Port-
       Securities                         folio Trust

19.    Purchase, Redemption and Pricing   Redemption of Shares; Calculation of
       of Securities Being Offered        Net Asset Value

20.    Tax Status                         n/a

21.    Underwriters                       Investment Advisory Agreement and
                                          Distribution and Administration
                                          Agreements.

22.    Calculations of Performance Data   Performance Information

23.    Financial Statements               Financial Statements and Independent
                                          Accountants


                                      (ii)

                    Five Arrows Short-Term Investment Trust
                       Statement of Additional Information

                                 August 7, 1997




     Five Arrows Short-Term Investment Trust (the "Trust") is an open-end management investment company designed to offer four separate Funds (the "Funds"): the U.S. Dollar Fund, which is diversified, and the Pound Sterling Fund, the Deutsche Mark Fund, and the Canadian Dollar Fund, which are not diversified. Each Fund is described in the Trust's Prospectus dated February 7, 1997 and supplemented August 7, 1997. This Statement of Additional Information supplements and should be read in conjunction with the Prospectus as it may be revised from time to time. To obtain a copy of the Prospectus, please write to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219-3035, or call Five Arrows Fund Distributors Inc. (the "Distributor"), at 1-800-499-3603.
      THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                TABLE OF CONTENTS

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS............................1

MONEY MARKET INSTRUMENTS...................................................2
         U.S. Dollar Portfolio.............................................2

ADDITIONAL INFORMATION CONCERNING
         CERTAIN INVESTMENT TECHNIQUES FOR ALL PORTFOLIOS..................5

MANAGEMENT OF THE TRUST AND PORTFOLIO TRUST................................9

COMPENSATION OF TRUSTEES AND OFFICERS.....................................10

INVESTMENT ADVISORY, DISTRIBUTION,
         AND ADMINISTRATION AGREEMENTS
         AND 12b-1 PLANS..................................................11

REDEMPTION OF SHARES......................................................14

CALCULATION OF NET ASSET VALUE............................................14

PERFORMANCE INFORMATION...................................................15

PORTFOLIO TRANSACTIONS....................................................18

INFORMATION ABOUT THE TRUST AND
         PORTFOLIO TRUST..................................................18

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING
         AGENT, COUNSEL AND INDEPENDENT AUDITORS..........................20

ADDITIONAL INFORMATION....................................................20

INFORMATION ABOUT SECURITIES RATINGS
         OF NATIONALLY RECOGNIZED STATISTICAL RATING
         ORGANIZATIONS ("NRSROs").........................................21


Financial Statements
Report of Independent Auditors

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As described in the Prospectus, each Fund seeks to achieve its investment objectives by investing all of its Investable Assets in a Portfolio which has the same investment objectives and restrictions as that Fund.

         The Trust's Prospectus describes the investment objectives of the Funds and the Portfolios and summarizes the investment policies they will follow. Since the investment characteristics of the Funds will correspond directly with those of the Portfolios, the following is a discussion of the various investment policies and restrictions of the Portfolios and should be read in conjunction with the sections in the Trust's Prospectus entitled "Description of the Trust and Portfolio Trust," "Investment Objectives" and "Investment Policies and Restrictions."

         All of the Portfolios' fundamental investment restrictions are set forth below. These fundamental investment restrictions may not be changed except by the affirmative vote of a majority of the Portfolios outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less. Under these restrictions, it is the policy of each Portfolio:

        (1) not to invest in a security if the transaction would result in the Portfolio owning more than 10% of any class of voting securities of an issuer;

        (2) not to issue senior securities, except that the Portfolio may borrow money in accordance with Restriction 10 below;

        (3) not to underwrite or participate in the marketing of securities of other issuers;

        (4)     not to purchase or sell real estate in fee simple;

        (5)     not to invest in commodities or commodity contracts;

        (6) not to make loans except that the Portfolio may purchase bonds, debentures, notes and similar debt obligations, including money market instruments, directly from the issuer thereof or in the open market and may engage in repurchase transactions;

        (7)     not to conduct arbitrage transactions;

        (8) not to invest in interests in oil, gas or other mineral exploration or development programs (provided that the Portfolio may invest in securities which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

        (9) not to make any investment which would cause more than 25% of the value of such Portfolio's total assets to be invested in securities of nongovernmental issuers principally engaged in any one industry, except that under normal market conditions each Portfolio will invest more than 25% of its total assets in obligations of Qualifying Banks (as defined in the Prospectus) and further provided that in the event that the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") are revised so as to permit one or more of the Portfolios to invest more than 25% of its total assets in government obligations of the country that issues the relevant Fund's Designated Currency, then each such Portfolio will under normal market conditions invest more than 25% of its total assets in such obligations;

        (10) not to borrow money except in connection with redemptions or for temporary and emergency purposes and then not in an amount in excess of 20% of the value of its net assets, provided that additional investments will be suspended during any period when borrowings exceed 5% of the Portfolio's total assets; and

        (11) not to purchase securities on margin, make a short sale of any securities or purchase or deal in puts, calls, straddles or spreads with respect to any security, except that the Portfolio may acquire puts in connection with enhancing the liquidity of its securities.

         The following investment restrictions may be changed by vote of a majority of the Trustees of the Portfolio Trust. Under these restrictions, it is the policy of each Portfolio:

        (1) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings;

        (2) not to purchase a security issued by another investment company if, immediately after such purchase, the Portfolio would own, in the aggregate, (i) more than 3% of the total outstanding voting stock of such other investment company; (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the value of the Portfolio's total assets; or
                (iii) securities issued by such other investment company and all other investment companies (other than treasury stock of the Portfolio) having an aggregate value in excess of 10% of the value of the Portfolio's total assets; provided, however, that the Portfolio may purchase investment company securities without limit for the purpose of completing a merger, consolidation or other acquisition of assets;

        (3) not to invest in companies for the purpose of exercising control over their management;

        (4) not invest more than 5% of the value of its total assets in any issuer (other than repurchase agreements and securities issued by a sovereign government, its agencies or instrumentalities);

        (5) not to invest more than 25% of its total assets in securities issued by a sovereign government, its agencies or instrumentalities (other than the U.S. federal government), provided that securities held solely as collateral for outstanding repurchase agreements shall be excluded for purposes of computing compliance with this restriction; and

        (6) not to invest more than 25% of its total assets in repurchase agreements with any one counterparty.


                            MONEY MARKET INSTRUMENTS

         U.S. Dollar Portfolio
         ---------------------

         The following describes further the money market instruments in which the U.S. Dollar Portfolio will invest and is provided as a supplement to the discussion appearing in the Prospectus.

Short-Term Corporate Debt Instruments

         Short-term corporate debt instruments include commercial paper (i.e., short-term, unsecured promissory notes) issued by corporations (including bank holding companies) to finance short-term credit needs. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

         Short-term corporate debt instruments also include master demand notes. Master demand notes are obligations of companies that permit an investor to invest fluctuating amounts at varying rates of interest pursuant to arrangements between the investor, as lender, and the companies, as borrowers. The U.S. Dollar Portfolio will have the right, at any time, to increase the amount lent up to the full amount provided by a note. Because the U.S. Dollar Portfolio may also decrease the amount lent at any time, such instruments are highly liquid and in effect have a maturity of one business day. The borrower will have the right, at any time, to prepay up to the full amount of the amount borrowed without penalty. Because the notes are direct lending obligations between the U.S. Dollar Portfolio and the borrowers, they are generally not traded and there is no secondary market. Consequently, the U.S. Dollar Portfolio's ability to receive repayment will depend upon the borrower's ability to pay principal and interest on the U.S. Dollar Portfolio's demand. The U.S. Dollar Portfolio will invest only in notes that either have the ratings described below for commercial paper or (because notes are not typically rated by credit rating agencies) unrated notes that are issued by companies having the ratings described below for issuers of commercial paper. The Fund does not expect that the notes will be backed by bank letters of credit. The Investment Adviser will monitor the value of the U.S. Dollar Portfolio's investments in commercial paper and master demand notes, taking into account such factors as the issuer's earning power, cash flow and other liquidity ratios.

         Commercial paper investments at the time of purchase will be rated in the highest rating category by an NRSRO, such as A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding debt issue rated at least AA by S&P or Aa by Moody's or equivalent or determined to be of comparable quality. See "Information about Securities Ratings of NRSROs" below for further information.

         Under certain limited circumstances, the U.S. Dollar Portfolio may invest in nonconvertible corporate debt securities (e.g., bonds and debentures which may be issued by U.S. or non-U.S. corporations) with no more than thirteen months remaining either to the date of maturity or the date on which, under the indenture governing the security, it may be sold back to the issuer thereof for payment of principal and accrued interest. Corporate debt securities with a remaining maturity of thirteen months or less are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. Such securities also tend to have considerably less market value fluctuation than longer term issues.

         Corporate debt and other securities in which the U.S. Dollar Portfolio invests must be U.S. dollar-denominated Eligible Securities (as defined in Rule 2a-7 under the 1940 Act) that are determined to present minimal credit risks. In general, the term "Eligible Securities" is limited to:

        (i) securities with remaining maturities of 13 months or less that are rated (or have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any securities within that class, that are comparable in priority and security with the relevant security) by the requisite number (i.e., two, if two organizations have issued ratings and one if only one has issued a rating) of NRSROs in one of the two highest rating categories for short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing), or

        (ii) securities that at the time of issuance were long-term securities (i.e., that had remaining maturities greater than 397 calendar days) but that now have remaining maturities of 397 calendar days or less and which were issued by an issuer that has received from the requisite NRSROs a rating, with respect to a class of short-term debt obligations (or any security within that class) that is comparable in priority and security with the relevant security, in one of the two highest rating categories for short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing), or

        (iii) securities which are "unrated" (as defined in Rule 2a-7) but determined to be of comparable quality to the foregoing by the Portfolio Trust's Board of Trustees or the Investment Adviser under their supervision (provided that a security that at the time of issuance was a long-term security but that has a remaining maturity of 397 calendar days less and that is an "unrated" security is not an "Eligible Security" if the security has a long-term rating from any NRSRO that is not within the NRSRO's three highest categories (within which there may be sub-categories or gradations indicating relative standing)).

         As indicated in the Prospectus, the U.S. Dollar Portfolio will further limit its investments to Eligible Securities that are government securities and "first tier" Eligible Securities as defined in Rule 2a-7 under the 1940 Act.

Bank Money Investments

Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nontransferable deposits made for a fixed period of time at a stated interest rate. The U.S. Dollar Portfolio will not invest in any bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a "foreign bank", as defined under Rule 3a-6 of the 1940 Act, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $100 million or the equivalent in the relevant Fund's Designated Currency (a "Qualifying Bank").

        U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect to obtain FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

U.S. Government Securities

         U.S. Government securities consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

Government Agency Securities

         Government agency securities consist of fixed income securities issued or guaranteed by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies and instrumentalities include, among others, the Federal Housing Administration, Government National Mortgage Association ("GNMA"), Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the U.S., Federal Maritime Administration, General Services Administration and Tennessee Valley Authority. Instrumentalities include, for example, the Central Bank for Cooperatives, Federal Home Loan Banks, Federal Farm Credit Banks, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and the U.S. Postal Service. The U.S. Dollar Portfolio will purchase such securities only so long as they are backed by any of (i) the full faith and credit of the U.S. Treasury (e.g., U.S. Treasury bills, bonds and notes and GNMA participation certificates), (ii) the right of the issuer to borrow a limited amount from the U.S. Treasury (e.g., securities of the Farmers Home Administration), (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality (e.g., securities of the Federal National Mortgage Association) or (iv) the credit of the agency or instrumentality (e.g., securities of a Federal Home Loan Bank).

Custodial Receipts

         The U.S. Portfolio may acquire, subject to the limitations described herein, custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" (CATS"), and may not be treated as U.S. Government securities.


                        ADDITIONAL INFORMATION CONCERNING
                CERTAIN INVESTMENT TECHNIQUES FOR ALL PORTFOLIOS

         Each Portfolio may invest in the securities or utilize the investment techniques listed in this section:

Repurchase Agreements

         A repurchase agreement is an agreement under which a Portfolio acquires money market instruments (generally government securities, bankers' acceptances or certificates of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by a Portfolio and is unrelated to the interest rate on the instruments. The instruments acquired by a Portfolio (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the Custodian for such Portfolio until they are repurchased. The Trustees of the Portfolio Trust will monitor the standards which the Investment Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with any of the Portfolios.

         The use of repurchase agreements involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by a Portfolio at a time when their market value has declined, such Portfolio may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by such Portfolio are collateral for a loan by such Portfolio and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the instruments it acquires. While the Trustees of the Portfolio Trust acknowledge these risks, it is expected that they can be controlled through careful documentation and monitoring.

Illiquid Securities

         No Portfolio may invest more than 10% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise "illiquid". The Investment Adviser will monitor the amount of illiquid securities in each Portfolio's portfolio, to ensure compliance with such Portfolio's investment restrictions.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Portfolio might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests within seven days. The Portfolio might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         All of the Portfolios may buy or sell restricted securities in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees of the Portfolio Trust. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the relevant Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, disinterested in purchasing such securities. Also, the relevant Portfolio may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

Concentration in Obligations of Qualifying Banks

         Under normal market conditions, more than 25% of the total assets of each Portfolio will be invested in obligations of Qualifying Banks as set forth in the Prospectus.

        Obligations of non-U.S. branches of U.S. banks and of non-U.S. banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic U.S. banks or U.S. branches of non-U.S. banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Non-U.S. branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a non-U.S. branch of a U.S. bank or about a non-U.S. bank than about a U.S. bank.

Investing in Non-U.S. Securities

        Each of the Portfolios may invest in non-U.S. securities. Non-U.S. securities markets generally are not as developed or as efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of prices can be greater than in the United States. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

         The value of securities purchased with and payable in one Designated Currency will be affected favorably or unfavorably relative to other currencies by changes in currency exchange rates and exchange control regulations. Furthermore, some of the securities may be subject to foreign transaction taxes which could have the effect of increasing the cost of such investments and which would reduce the realized gain or increase the realized loss on such securities at the time of sale. Transaction costs and custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities. Interest payments from certain foreign securities may be subject to foreign withholding taxes on interest income payable on the securities.

        U.S. Government policies have in the past, through taxation and other restrictions, discouraged certain investments abroad by U.S. investors. While no material restrictions of that type are currently in effect, they could be reinstituted. In an extreme case, restrictions of that type could require the liquidation of a Portfolio (other than the U.S. Dollar Portfolio).

Floating Rate and Variable Rate Demand Notes

         Each Portfolio may purchase floating rate and variable rate demand notes and bonds. These securities may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Investing in Supranational Organizations

         The supranational organizations in which each Portfolio may invest include, without limitation, the organizations listed below:

         The International Bank for Reconstruction and Development (the "World Bank"), which was established in 1945, is an international institution having as members a large portion of the world's sovereign governments. The principal purposes of the World Bank are: (i) to assist in the reconstruction and development of its member countries by facilitating the investment of capital for productive purposes, thereby promoting the long-range growth of international trade and the improvement of standards of living; (ii) to promote private foreign investment by guarantees of and participation in loans and other investments made by private investors; and (iii) when private capital is not available on reasonable terms, to make loans for productive purposes out of its own resources or funds borrowed by it.

         The Inter-American Development Bank, which became effective in 1959, has a membership comprised primarily of sovereign governments located in the western hemisphere as well as a number of countries from outside that region. The principal purposes of the Bank are: (i) to promote the investment of public and private capital for development purposes in the Americas; (ii) to utilize its own capital, funds raised by it in financial markets, and other available resources, for financing development of member countries, giving priority to those loans and guarantees that will contribute most effectively to their economic growth; (iii) to encourage private investment in projects, enterprises, and activities contributing to economic development and to supplement private investment when private capital is not available on reasonable terms and conditions; (iv) to cooperate with member countries to orient their development policies toward a better utilization of their resources, in a manner consistent with objectives of making their economics more complimentary, and of fostering orderly growth of their foreign trade; and (v) to provide technical assistance for preparation, financing and implementation of development plans and projects, including the study of priorities and the formulation of specific project proposals.

         The Asian Development Bank was established in 1965 and has a membership comprised primarily of sovereign governments located in Asia, as well as a number of nations outside the region. The purposes of the Bank are: (i) to encourage regional economic cooperation in the Asian and Pacific region and (ii) to encourage economic growth of its developing members by lending funds, promoting investment and providing technical assistance with special regard to the needs of smaller or less developed countries.

         The European Bank for Reconstruction and Development was established in 1991 and has a membership comprised primarily of sovereign governments, the European Union and the European Investment Bank. The purpose of the Bank is to provide project specific direct financing to foster the economic and democratic transition process and to promote private and entrepreneurial initiatives in those countries through the provision of loans, equity investments, guarantees and technical cooperation.

                   MANAGEMENT OF THE TRUST AND PORTFOLIO TRUST

         The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. The officers of the Portfolio Trust hold the same offices with the Portfolio Trust as with the Trust. All executive officers of the Trust and the Portfolio Trust are affiliated persons of Rothschild International Asset Management Limited, (the "Investment Adviser").

         The Trustees and executive officers of the Trust and Portfolio Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is an "interested person" (as defined in the 1940 Act) of the Trust or Portfolio Trust is indicated by an asterisk.

Certain officers and members of the Board of Trustees of the Trust and the Portfolio Trust are not residents of the United States. Virtually all or a substantial portion of the assets of such persons are located outside of the United States. It may not be possible for shareholders to effect service of process within the United States upon such persons or to enforce in courts inside or outside the United States judgements obtained against such persons in courts in jurisdictions outside the United States, in each case, in any action, including actions predicated upon the civil liability provisions of the United States securities laws. In addition, it may be difficult for shareholders to enforce, in original actions brought in courts in jurisdictions outside the United States, liabilities predicated solely upon the United States securities laws.

                                                    PRINCIPAL
                                                    OCCUPATION
NAME, ADDRESS AND            POSITION HELD          DURING PAST
DATE OF BIRTH                WITH TRUST             5 YEARS
-------------                ----------             -------
Peter B. Collacott*          President and Trustee  Managing Director,
Five Arrows House                                   Rothschild, Asset
St. Swithin's Lane                                  Management Limited;
London EC4N 8NR U.K.                                Director, International
Born June 19, 1944                                  Biotechnology Trust.

Paul R. Freeman*             Senior Vice President  Director, Rothschild Asset
Five Arrows House            and Trustee            Management Limited
St. Swithin's Lane                                  (July 1994 to date);
London EC4N 8NR U.K.                                Product Development
Born September 30, 1955                             Director,
                                                    Henderson Touche
                                                    Remnant Unit Trust
                                                    Management Limited
                                                    (Oct. 1993 - July 1994);
                                                    Prior to October 1993,
                                                    Company Secretary and
                                                    Head of Product
                                                    Development for GT
                                                    Management PLC
                                                    (Dec. 1988 - Oct. 1993).

Alan T. Jeffers              Trustee                Private Investor;
51 Clearwater Cove                                  Consultant
Old Dunleary Road                                   to Rothschild Asset
Dun Laoghaire,                                      Management Limited from
County Dublin, Ireland                              1986 to September 1996;
Born August 17, 1938                                Chairman, Dipcot Holdings
                                                    Ltd.; Chairman, Danfay Ltd.;
                                                    Director, Hibernian Group
                                                    Plc; Founder and Director,
                                                    Banking Automation Ltd.;
                                                    Chairman, Provita Europe
                                                    Ltd.; Chairman, Biotrin
                                                    Holdings Ltd.; Chairman,
                                                    Capteur Sensors & Analysers
                                                    Limited.




Bryan J. Walsh               Trustee                President and Managing
11 Lower Tuckahoe Road West                         Director of Salisbury
Richmond, Virginia                                  Research 1991-date.
23233-6129 U.S.A.
Born November 6, 1944

Roger M. Kubarych            Trustee                General Manager - Henry
65 East 55th Street                                 Kaufman & Company Inc.
New York, NY  10022                                 overseeing the firm's
Born November 19, 1944                              international money
                                                    management activities and
                                                    financial and economic
                                                    consulting services.


Tony Mercure                  Vice President           Director of Client Services,
BISYS Fund Services, Inc.                              BISYS Fund Services, Inc.
3435 Stelzer Road                                      and has served in a variety
Columbus, OH 43219                                     of positions within
                                                       BISYS Fund Services, Inc.
                                                       since 1991.

Adrian Waters                 Vice President           Managing Director,
BISYS Fund Services                                    BISYS Fund Services (Ireland) LTD.,
  (Ireland) Limited.                                   May 1993 to present;
Floor 2, Block 2                                       Manager, Price Waterhouse,
The Harcourt Centre                                    1989 - May 1993.
Dublin 2 Ireland

Mary Gamble                   Vice President           Associate Director,
BISYS Fund Services, Inc.                              BISYS Fund Services, Inc.,
First and Market Building,                             March 1995 to present;
  Suite 300                                            Assistant Vice President,
100 First Avenue                                       Concord Financial Group,
Pittsburgh, PA 15222                                   July 1987 to March 1995.

Chuck Booth                   Vice President           Vice President, BISYS Fund Services, Inc.
BISYS Fund Services, Inc.                              and has served in a
3435 Stelzer Road                                      variety of positions within
Columbus, OH 43219                                     BISYS Fund Services, Inc.
                                                       since 1991.

Bill Tomko                    Treasurer                Senior Vice President,
BISYS Fund Services, Inc.                              BISYS Fund Services, Inc.
3435 Stelzer Road                                      and has served in a
Columbus, OH 43219                                     variety of positions within
                                                       BISYS Fund Services, Inc.
                                                       since 1991.

Alaina Metz                   Assistant Secretary      Chief Administrator,
BISYS Fund Services, Inc.                              Administrative and Regulatory Services,
3435 Stelzer Road                                      BISYS Fund Services, Inc.
Columbus, OH 43219                                     June 1995 to present; Supervisor,
                                                       Mutual Fund Legal Department,
                                                       Alliance Capital Management,
                                                       May 1989 to June 1995.

Catherine Brady               Assistant Treasurer      Accounting Services Manager,
BISYS Fund Services                                    BISYS Fund Services (Ireland) LTD.;
  (Ireland) Limited                                    March 1994 to present;
Floor 2, Block 2                                       Supervisor, Price Waterhouse,
The Harcourt Centre                                    1990 to March 1994.
Dublin 2 Ireland

Louise Egan                   Assistant Secretary      Shareholder Servicing Manager,
BISYS Fund Services                                    BISYS Fund Services (Ireland) LTD.;
  (Ireland) Limited                                    February 1994 to present;
Floor 2, Block 2                                       Financial Controller,
The Harcourt Centre                                    ITI Services Limited,
Dublin 2 Ireland                                       1990 to February 1994.



                      COMPENSATION OF TRUSTEES AND OFFICERS

         Each of the Trust and the Portfolio Trust pays no compensation to the Trustees of the Trust or Portfolio Trust affiliated with the Administrator, the Distributor or the Investment Adviser, respectively, or the Trust's and Portfolio Trust's officers.

         The following sets forth an estimate of the compensation to be paid to the Trust's Trustees for the period ending December 31, 1997.


--------------------------------------------------------------------------------



                       Aggregate           Aggregate            Aggregate           Aggregate           Total
                     Compensation        Compensation          Compensation       Compensation       Compensation
Name of                from U.S.          from Pound        from Deutsche Mark    from Canadian        from Fund
 Trustee           Dollar Portfolio   Sterling Portfolio         Portfolio       Dollar Portfolio    Complex (a)(b)
 -------           ----------------   ------------------         ---------       ----------------    --------------

Bryan J. Walsh          $12,000             $12,000               $3,000             $3,000            $30,000

Roger M. Kubarych       $10,000             $10,000               $2,500             $2,500            $25,000

Alan T. Jeffers         $10,000             $10,000               $2,500             $2,500            $25,000

Peter B. Collacott      $     0             $     0               $    0             $    0            $     0

Paul R. Freeman         $     0             $     0               $    0             $    0            $     0
--------------------------------------------------------------------------------


(a)     Currently the U.S. Dollar Fund, the Pound Sterling Fund, the
        Deutsche Mark Fund and the Canadian Dollar Fund and their corresponding Portfolios are the only funds in the fund complex. No other compensation, including pension or other retirement benefits, is paid to the Trustees by the fund complex. The Trustees receive no compensation for their service as Trustees of the Trust.

(b) Trustees fees will be allocated among the Portfolios in proportion to their respective net asset values. The allocation shown reflects an estimate of the relative net asset values of the Portfolios for the period ending December 31, 1997.


         As of the approximate time of this Statement of Additional Information, an affiliated person of the Investment Adviser was the beneficial owner of all or a substantial amount of the outstanding Five Arrows and Five Arrows Service shares of the Pound Sterling, Deutsche Mark and Canadian Dollar Funds and may be deemed to be in control of the Pound Sterling, Deutsche Mark and Canadian Dollar Funds as control is defined in the 1940 Act. Such owner may acquire additional shares of the Funds. Although sales of the Funds' shares to other investors will reduce its percentage ownership, so long as 25% of a class of shares is so owned, the owner will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders.



         The following persons are the owners of record of 5% or more of the outstanding shares of the U.S. Dollar Fund as of July 21, 1997:

                                                               Percentage
       Name                        Address                    of Ownership
       ----                        -------                    ------------
CEDE & Co.                 A-C Bank of New York Brussells         39.99%
                           1 Wall Street
                           New York, NY

CMB TTEE of the            4 Chase Metrotech Center-18            60.01%
General Motors EMP         Brooklyn, NY 11245
Global Group Pension
Trust
Attn: Edward S. Mollahan



                       INVESTMENT ADVISORY, DISTRIBUTION,
                          AND ADMINISTRATION AGREEMENTS
                                AND 12b-1 PLANS

         The following information supplements and should be read in conjunction with the section in the Trust's Prospectus entitled "Management."

Investment Adviser of the Portfolio Trust

         The Investment Adviser serves as the investment adviser to the Portfolios pursuant to a written investment advisory agreement with the Portfolio Trust (the "Investment Advisory Agreement"). The Investment
Adviser is a British corporation organized in 1975 and is registered under the U.S. Investment Advisers Act of 1940.

         The Investment Adviser is an indirect, wholly-owned subsidiary of Rothschild Continuation Holdings AG, a Swiss corporation. Twenty percent (20%) of the equity of such entity is held by Sun Alliance Group Limited, a British insurance company. The remainder of the equity is held by Rothschild Concordia A.G., a holding company controlled by members of the Rothschild family.

         Certain services provided by the Investment Adviser under the Master Investment Advisory Agreement are described in the Prospectus. These services are provided without reimbursement by the Portfolios for any costs incurred. Under the Investment Advisory Agreement, the Investment Adviser is paid a fee based upon a percentage of the Portfolios' average daily net asset value computed as described in the Prospectus. The rate and time at which the fee is paid is described in the Prospectus.

         Pursuant to the Investment Advisory Agreement, the Portfolios bear expenses of their operations other than those incurred by the Investment Adviser pursuant to the Investment Advisory Agreement. Among other expenses, the Portfolios will pay share pricing expenses; custodian fees and expenses; administration fees; legal and auditing fees and expenses, expenses of investor reports to be provided to existing shareholders; registration and reporting fees and expenses; and Trustees' fees and expenses.

         Unless terminated as provided below, the Investment Advisory
Agreement continues in full force and effect until October 16, 1998 and for successive periods of one year thereafter, but only so long as each such continuance is approved annually (i) by either the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of each Portfolio, and, in either event (ii) by vote of a majority of the Trustees of the Portfolio Trust who are not parties to the Investment Advisory
Agreement or "interested persons" (as defined int he 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the Portfolio or by the Investment Adviser, on sixty days' written notice to the other parties. The Investment Advisory Agreement terminates in the event of its assignment as defined in the 1940 Act.

         In an attempt to avoid any potential conflict with portfolio transactions for the Portfolios, the Investment Adviser, the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the Investment Adviser and its affiliates. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders, and the Portfolio and its investors, come before those of the Investment Adviser and its employees.

         The Investment Advisory Agreement also provides that, with respect to the Portfolio to which it pertains, the Investment Adviser shall not be liable for any mistake of judgment or in any event whatsoever in the performance of its duties to the Portfolio Trust, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of the Investment Adviser's duties or by reason of reckless disregard of its obligations and duties under the Investment Advisory Agreement.

         The Investment Advisory Agreement provides that the Investment Advisor may render advisory services to others.

         In addition to receiving its advisory fee, the Investment Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in a Portfolio. In some instances the Investment Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in the Portfolio Trust an amount equal to all or a portion of the fees received by the Investment Adviser or any affiliate of the Investment Adviser from a Portfolio with respect to the client's assets invested in the Portfolio.

Distributor of the Trust

         Five Arrows Fund Distributors Inc. (the "Distributor"), an affiliate of the Administrator, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the Funds' shares. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Funds' shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. The Distribution Agreement shall continue in effect with respect to each Fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the relevant Fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the relevant Fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party.

Administrator

         BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, OH 43219-3035 serves as the administrator to the Funds and the Portfolios (the "Administrator") pursuant to written administration agreements with the Trust on behalf of the Funds and the Portfolio Trust on behalf of the Portfolios. Certain services provided by the Administrator under these administration agreements are described in the Prospectus. For the services provided to the Funds, each Fund pays its pro-rata share of an annual fee to the Administrator, computed daily and payable monthly, of .05% of the Fund's average net assets.

         The administration agreement relating to the Funds provides that if the total expenses of the Funds in any fiscal year exceed the most restrictive expense limitation applicable to the Funds in any state in which shares of the Funds are then qualified for sale, the compensation due the Administrator shall be reduced by the amount of the excess, by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during the fiscal year, subject to readjustment during the year. Currently, the most restrictive state expense limitation provision limits the Fund's expenses to 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1 1/2% of such net assets in excess of $100 million.

         The Administrator provides the Portfolio Trust with office space for managing its affairs and with certain clerical services and facilities. For the services provided to the Portfolios, each Portfolio pays its pro-rata share of an annual fee to the Administrator, computed daily and payable monthly, of .05% of the Portfolio's average daily net assets.

12b-1 Plan

         The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "12b-1 Plan") in accordance with the regulations promulgated under the 1940 Act. The 12b-1 Plan provides that each Fund will make payments to the Distributor equal to 0.50% (on an annual basis) of the average daily value of the net assets of such Fund's Five Arrows Service class of shares (the "12b-1 fee"). The 12b-1 fee has two components: a service fee and a distribution fee. The 12b-1 Plan provides that each of these components will be paid at an annual rate of 0.25% of the average daily value of the net assets of such Fund's Five Arrows Service class of shares. The Distributor has voluntarily agreed to waive a portion of the distribution fee component in order to limit payments of the 12b-1 fee to 0.35% (on an annual basis) of the average daily net asset value of the Five Arrows Service shares of any Fund. This waiver shall remain in effect for the fiscal period ending December 31, 1997, and thereafter in the discretion of the Distributor. The Distributor has reserved the right to terminate or revise this undertaking with respect to any period after December 31, 1997.

        Some or all of the service fees are used to compensate brokers and other authorized institutions that sell Five Arrows Service shares ("Authorized Firms") for providing account administration services to their clients who are beneficial owners of such shares. One or more affiliates of the Investment Adviser and the Administrator may act as Authorized Firms. The Trust will enter into agreements with Authorized Firms which purchase Five Arrows Service shares on behalf of their clients ("Service Agreements"). The Service Agreements will provide for compensation to the Authorized Firms in an amount up to 0.25% (on an annual basis) of the average daily net assets of the Five Arrows Service shares of the applicable Fund attributable to or held in the name of the Authorized Firm for its clients.

        The services provided by the Authorized Firms may include, among other things, receiving, aggregating and processing shareholder or beneficial owner (collectively "shareholder") orders; furnishing shareholder subaccounting; providing and maintaining retirement plan records; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining account records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing various shareholder reports and confirmations for transactions by shareholders; performing daily investment ("sweep") functions for shareholders and performing similar account and administrative services. Any service fees received by the Distributor and not allocated to Authorized Firms may be retained by the Distributor in consideration of its own role in servicing shareholder accounts.

        Authorized Firms that have sold Five Arrows Service shares are eligible for further compensation commencing as of the time of such sale. It is the Distributor's current policy to pay a trailer commission to Authorized Firms in an amount equal to .10% (on an annual basis) of the average daily net assets of the Five Arrows Service shares of the applicable Fund attributable to or held in the name of the Authorized Firm for its clients. This trailer commission arrangement may be terminated or revised by the Distributor at any time. Any distribution fee received by the Distributor and not allocated to Authorized Firms may be applied by the Distributor in connection with sales or marketing efforts (e.g. for advertising costs, the cost of printing and mailing prospectuses and reports to potential investors) or retained by the Distributor in consideration of its own role in marketing Five Arrows Service shares.

         Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to an Authorized Firm's receipt of compensation paid by the Funds in connection with the investment of fiduciary funds in Five Arrows Service shares. Authorized Firms, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in Five Arrows Service shares. In addition, under some state securities laws, banks and other financial institutions purchasing Five Arrows Service shares on behalf of their customers may be required to register as dealers.

         The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or the related Service Agreements, voted to adopt the 12b-1 Plan and Service Agreements at a meeting called for the purpose of voting on such 12b-1 Plan and Service Agreements on October 16, 1996. The 12b-1 Plan and Service Agreements will remain in effect until October 16, 1998 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. All material amendments of the 12b-1 Plan must also be approved by the Trustees in the manner described above. The 12b-1 Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Five Arrows Service shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Five Arrows Service shares of the affected Fund on not more than 60 days' written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the 12b-1 Plan is in effect, the selection and nomination of those Trustees who are not interested persons shall be committed to the discretion of the non-interested members of the Board of Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds and holders of Five Arrows Service shares of such Funds. In the Trustees' quarterly review of the 12b-1 Plan and Service Agreements, they will consider their continued appropriateness and the level of compensation provided therein.


                              REDEMPTION OF SHARES

        Detailed information on redemption of shares is included in the Prospectus in the section entitled "How to Redeem Shares."

         The Trust intends to pay in cash in the Designated Currency of the Fund from which shares are redeemed for all Fund shares redeemed, but under certain conditions, the Trust may make payment wholly or partly in portfolio securities from the Portfolio, in conformity to the applicable rule of the SEC. Portfolio securities paid upon redemption of Fund shares will be valued at their then current market value. The Trust, on behalf of each of its series, has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which contains a formula for determining the minimum amount of cash which may be paid as part of any redemption, limiting cash payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

         An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash. The Portfolio Trust has advised the Trust that the Portfolio Trust will not redeem in-kind except in circumstances in which the Fund is permitted to redeem in-kind or except in the event the Fund completely withdraws its interest from the Portfolio.

                         CALCULATION OF NET ASSET VALUE

         The net asset value of the Portfolios and of shares of the Funds is determined by the Administrator (as agent for the Funds and the Portfolios). The Funds and the Portfolios will only price their respective shares or interests on Trust Business Days (as such term is defined in the Prospectus).

         It is anticipated that each Portfolio will utilize the amortized cost method of valuation as a reasonable means of approximating the market value of each Portfolio's assets. With respect to the U.S. Dollar Fund, which is a "money market fund," as defined in the 1940 Act, and its corresponding Portfolio, the valuation of the instruments held by the U.S. Dollar Portfolio at amortized costs is permitted in accordance with Rule 2a-7 and certain procedures established by the Trustees of the Trust and the Portfolio thereunder. With respect to all other Funds, which are not money market funds, and their corresponding Portfolios, the valuation of the instruments held by those Portfolios is consistent with a long-standing practice of many U.S. registered investment companies to value "high-quality" debt securities with maturities of 60 days or less at amortized cost.

         The amortized cost of an instrument is determined by valuing it at cost originally and thereafter accreting any discount or amortizing any premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Portfolios would receive if the instruments were sold. Consequently, changes in the market value of instruments held by the Portfolios during periods of rising or falling interest rates will not be reflected either in the computation of net asset value of the Portfolios or in the daily computation of its net investment income.

         The procedures of the Funds and the Portfolios are designed to facilitate, to the extent reasonably possible, the maintenance of the Funds' price per share, as computed for the purpose of the distribution and redemption of shares, at $1.00 in the case of the U.S. Dollar Fund, at (pound) 1.00 in the case of the Pound Sterling Fund, at DM 1.00 in the case of the Deutsche Mark Fund and at C$1.00 in the case of the Canadian Dollar Fund (the "Stabilized Prices"). These procedures include review of the Portfolios' holdings by the Trustees of the Portfolio Trust and Trust, at such intervals as they may deem appropriate, to determine whether the Portfolios' net asset values calculated by using readily available market quotations deviates from the valuation based on amortized cost, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that the Trustees of the Portfolio Trust and Trust determine that such a deviation exists, they will take such corrective action as they consider to be necessary or appropriate, which action could include the sale of instruments held by the Portfolios prior to maturity (to realize capital gains or losses); the shortening of average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using readily available market quotations.

         Since the net investment income of each Fund is declared as a dividend each time such income is determined, the net asset value per share of each Fund remains at its respective Stabilized Price immediately after such determination and dividend declaration. It is expected that each Fund's net investment income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, default by an issuer of a portfolio security, or for any other reason the net investment income of each Portfolio determined at any time is a negative amount, such Portfolio will offset such amount allocable to each then shareholder's account from dividends accrued with respect to such account. If at the time of payment of a dividend (either at the regular dividend payment date, or, in the case of an interest holder who is withdrawing all or substantially all of such shareholder's interest in an account, at the time of redemption), such negative amount exceeds a shareholder's accrued dividends, the relevant Portfolio will reduce the interest by treating the shareholder as having contributed to the capital of that Portfolio that amount of its interest which represents the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in the relevant Fund.

         Should the Portfolios incur or anticipate any unusual or unexpected significant expense, loss or depreciation which would affect disproportionately the Funds' net investment income for a particular period, the Trustees of the Portfolio Trust and Trust would at that time consider whether to adhere to its daily dividend policy or to revise it in the light of the then prevailing circumstances. Such expenses, losses or depreciation may nevertheless result in a shareholder receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than the purchase price of such shares.


                             PERFORMANCE INFORMATION

         Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described below, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

The U.S. Dollar Fund

         The U.S. Dollar Fund may provide current annualized and effective annualized yield quotations based on its daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders.

         Any current yield quotation of the U.S. Dollar Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent on a specific seven calendar day period and shall be calculated by dividing the net change during the seven day period in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period, and multiplying the quotient by 365/7. For this purpose, the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective annualized yield quotation used by the Trust shall be calculated by compounding the current yield quotation for such period by adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. A one day yield quotation is determined by taking one-seventh of the most recent calculated seven day yield.

         Although published yield information is useful to investors in reviewing the U.S. Dollar Fund's performance, investors should be aware that the U.S. Dollar Fund's yield fluctuates from day to day and that a Fund's yield for any given period is not an indication or representation by the Trust of future yields or rates of return on the U.S. Dollar Fund's shares. The yield of the U.S. Dollar Fund is not fixed or guaranteed. Accordingly, the U.S. Dollar Fund's yield information may not necessarily be used to compare its shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, investments in the Trust are not insured or guaranteed, so the U.S. Dollar Fund's yield information may not necessarily be used to compare the U.S. Dollar Fund with investment alternatives which are insured or guaranteed.

All Other Funds

         Each Fund, other than the U.S. Dollar Fund, may provide Total Return and Current Yield quotations, as described below.

         A Fund's "Total Return," as referred to in the Prospectus (see Performance") is calculated as follows: Total Return ("T") is computed by using the value at the end of the period ("V") of a hypothetical initial investment of [Pounds] 1,000, DM 1,000, or C $1,000 (as applicable) ("P") over a period of years ("n") according to the following formula as required by the SEC:
P(1+T)n=EV (the ending redeemable value of initial investment). The following assumptions will be reflected in computations made in accordance with this formula: (1) a deduction of the maximum front-end sales charge, if any, from the initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Trust's Board of Trustees; (3) a complete redemption at the end of any period illustrated, and
(4) deduction of any applicable CDSC.

         Current yield ("YIELD") is computed by dividing the difference between dividends and interest earned during a one-month period ("a") and expenses accrued for the period (net of reimbursements) ("b") by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends ("c") and the maximum offering price per share on the last day of the period ("d") according to the following formula as required by the
SEC:

                              YIELD = 2[(a-b+1)6-1]
                                       cd


         To the extent consistent with applicable law, each Fund may provide quotations of other measures of historical investment performance, including seven day yield information calculated in the manner described above with respect to the U.S. Dollar Fund.

         Each Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's Corresponding Portfolio's portfolio and operating expenses of the Fund, so that current or past yield or total return should not be considered representations of what an investment in a Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing a Fund's investment results with those published for other investment companies and other investment vehicles. A Fund's results also should be considered relative to the risks associated with such Fund's investment objectives and policies. Each Fund and the Distributor may from time to time compare the Funds with the following:

        (1) Various Salomon Brothers World Bond Indices, which measure the total return performance of high-quality securities in major sections of the worldwide bond markets.

        (2) The Shearson Lehman Government Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues), all publicly issued debt of agencies of the U.S. government (excluding mortgage backed securities), and all public, fixed rate, non-convertible investment grade domestic corporate debt rated at least Aa by Moody's or AA by S&P, or, in the case of bonds not rated by Moody's or S&P, BBB by Fitch Investors Service (excluding Collateralized Mortgage Obligations).

        (3) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the period, the maximum rates on some savings deposits were fixed by law.

        (4) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

        (5) Data and mutual fund rankings and comparisons published and prepared by Lipper Analytical Data Services, Inc. ("Lipper"), Morningstar Inc. ("Morningstar"), Micropal, Inc. ("Micropal"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Company Services ("Wiesenberger") and/or other companies that rank or compare mutual funds by overall performance, investment objectives, assets, expense levels, periods of existence and/or other factors. In this regard, each Fund may be compared to its "peer group" as defined by Lipper, Morningstar, Micropal, CDA, Wiesenberger and/or other firms, as applicable or to specific funds or groups of funds within or without such peer group.

        (6) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and a GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

        (7) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

         Indices prepared by the research departments of such financial organizations as Salomon Brothers, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Bear Stearns & Co., Inc.; Morgan Stanley; and Ibbottson Associates may be used, as well as information provided by the Federal Reserve Board. In addition, performance rankings and ratings reported periodically in national financial publications, including but not limited to Money Magazine, Forbes, Business Week, The Wall Street Journal and Barrons's may also be used.

                             PORTFOLIO TRANSACTIONS

         Portfolio securities are ordinarily purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by any Portfolio for such purchases. Purchases from underwriters of Portfolio securities include a concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price.

         A Portfolio may not always pay the lowest commission or spread available. Rather, in determining the amount of commission paid in connection with Portfolio transactions, the Investment Adviser takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Investment Adviser may also take into account payments made by brokers effecting transactions with or for a Portfolio
(i) to the Portfolio or (ii) to other persons on behalf of the Portfolio for services provided to it for which it would be obligated to pay.

         Investment decisions for the Portfolios will be made independently from those for any other account or investment company that is or may in the future become managed by the Investment Adviser or its affiliates. If, however, a Portfolio and other investment companies or accounts managed by the Investment Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for a Portfolio and for other investment companies and accounts managed by the Investment Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

         No portfolio transactions are executed with the Investment Adviser or any of its affiliates.


                         INFORMATION ABOUT THE TRUST AND
                                 PORTFOLIO TRUST

The Funds and Their Shares

         The Funds are investment series of the Trust, a newly-formed unincorporated business trust organized under the laws of the State of Delaware and operates pursuant to an Amended and Restated Master Trust Agreement dated October 16, 1996. Under the Master Trust Agreement of the Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.0001 per share, of the Funds. Each share represents an equal proportionate interest in the relevant Fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Upon any liquidation of the Funds, shareholders are entitled to share pro rata in the net assets available for distribution.

         All Fund shares have equal rights with regard to voting, and shareholders of the Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including any change of investment policy requiring the approval of shareholders.

        Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to the Portfolios, the Trust will hold a meeting of the Funds' shareholders and will cast its vote proportionately as instructed by the Funds' shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolios meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, the Funds would not request a vote of their shareholders with respect to (a) any proposal relating to the Portfolios, which proposal, if made with respect to the Funds, would not require the vote of the shareholders of the Funds, or (b) any proposal with respect to the Portfolios that is identical in all material respects to a proposal that has previously been approved by shareholders of the Funds. Any proposal submitted to holders in the Portfolios, and that is not required to be voted on by shareholders of the Funds, would nonetheless be voted on by the Trustees of the Trust.

         The assets received by the Trust from the issue and sale of shares of each Fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are especially allocated to that Fund and constitute the underlying assets of such Fund. The underlying assets of each Fund are required to be segregated on the books of account and are to be charged with the expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and the type of expense and the relative size of the Funds.

         Each share of a Fund has equal dividend, redemption and liquidation rights with other shares of that Fund and when issued is fully paid and non-assessable. Under the Trust's Agreement and Declaration of Trust ("Declaration of Trust"), no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no annual shareholders meeting unless otherwise required by the 1940 Act. The initial shareholder elected the initial Board of Trustees on October 16, 1996. Thereafter, the Board will be a self-perpetuating body until fewer than 50% of the Trustees serving as such are Trustees who were elected by shareholders. At that time, another meeting of shareholders will be called to elect Trustees. Under the Declaration of Trust, any Trustee may be removed by votes of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require the Trustees to call a meeting of shareholders for the purpose of the removal of one or more Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or which represent at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) Trust Business Days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.

         Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

The Portfolio and its Investors

         The Portfolios are series of the International Currency Fund (the "Portfolio Trust"), which is a newly-formed business trust and, like the Trust, an open-end management investment company under the 1940 Act. The Portfolio Trust was organized as a Delaware business trust under the laws of the State of Delaware on August 13, 1996.

         Interests in the Portfolios have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth below. The
Portfolio Trust normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio Trust would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolio Trust continue to hold office until their successors are elected and have qualified. A Trustee of the Portfolio Trust may be removed upon a majority vote of the interests held by holders in the Portfolio Trust qualified to vote in the election. The 1940 Act requires the Portfolio Trust to assist its holders in calling such a meeting. Upon liquidation of a Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio Trust available for distribution to holders.

         Each holder in a Portfolio is entitled to vote in proportion to its percentage interest in such Portfolio.


                   CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING
                     AGENT, COUNSEL AND INDEPENDENT AUDITORS

         The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245, acts as the Trust's and Portfolio Trust's Custodian. Rules adopted under the 1940 Act permit the Funds and Portfolios to maintain their foreign securities and cash in the custody of certain eligible foreign banks. Sub-custodians holding any foreign securities and cash on behalf of the Funds and Portfolios will be approved by the Board of Trustees of the Trust or Portfolio Trust, as the case may be, in accordance with the regulations of the Securities and Exchange Commission.

         BISYS Fund Services, Inc., 100 First Avenue, Suite 300, Pittsburgh, PA 15222, provides customary transfer, dividend disbursing and shareholder servicing agent services.

         Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02019-2881, is legal counsel for the Trust and the Portfolio Trust.

         Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109, independent auditors, have been selected to examine the annual financial statements of the Trust and Portfolio Trust. The Trust and the Portfolio Trust will send audited annual and unaudited semiannual financial statements to all its shareholders of record.


                             ADDITIONAL INFORMATION

         A Registration Statement, of which this Statement of Additional Information is a part, in respect of the Fund's shares has been filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended.

         This Statement of Additional Information omits certain information contained in the Registration Statement. Items which are thus omitted, including contracts and other documents referred to or summarized herein and therein, may be inspected at the offices of the Securities and Exchange Commission or obtained from the Securities and Exchange Commission upon payment of the prescribed fees.

             INFORMATION ABOUT SECURITIES RATINGS OF UNITED STATES NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS ("NRSROs")


Ratings of Long-Term Corporate Debt Securities
-----------------------------------------------

        MOODY'S INVESTORS SERVICE, INC. Aaa-Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa-High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat greater.

        STANDARD & POOR'S CORPORATION. AAA-Highest grade. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts. AA-High grade. Generally, these bonds differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

        FITCH INVESTORS SERVICE, INC. AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may be considered, such as a wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence their rating. AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though it has a strong lien, or the margin of safety may be less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

Rating of Short-Term Corporate Debt Securities
---------------------------------------------


MOODY's

         Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1):  Superior capacity for repayment.

P-2 (Prime-2):  Strong capacity for repayment.

S&P's

         S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

IBCA LIMITED/IBCA INC.

         Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

FITCH INVESTORS SERVICES, INC.

         Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

DUFF & PHELPS INC.

         Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: Short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of time payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

THOMSON BANKWATCH, INC. ("BANKWATCH")

         BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1," "TBW-2," "TBW-3," or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A," A/B," "B," "B/C, "C," "C/D," "D," "D/E," and "E") to each issuer that it rates.

         Note: Certain NRSROs utilize rankings within rating categories indicated by a + or -. The Fund, in accordance with industry practice, recognizes such rankings with categories as graduations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.

                INFORMATION ABOUT SECURITIES RATINGS OF CANADIAN
                              RATING ORGANIZATIONS

Ratings of Long-Term Debt Securities
------------------------------------

CANADIAN BOND RATING SERVICE ("CBRS")
-------------------------------------

A++ -- Highest Quality. This category encompasses bonds of outstanding quality. They possess the highest degree of protection of principal and interest. Companies with debt rated A++ are generally large national and/or multinational corporations whose products or services are essential to the Canadian economy. These companies are the acknowledged leaders in their respective industries and have clearly demonstrated their ability to best withstand adverse economic or trade conditions either national or international in scope. Characteristically, these companies have had a long and credible history of superior debt protection, in which the quality of their assets and earnings has been constantly maintained or improved, with strong evidence that this will continue.

A+ -- Very Good Quality. Bonds rated A+ are similar in characteristics to those rated A++ and can also be considered superior in quality. These companies have demonstrated a long and satisfactory history of growth with above-average protection of principal and interest on their debt securities. These bonds are generally rated lower in quality because the margin of assets or earnings protection may not be as large or as stable as those rated A++. In both these categories the nature and quality of the asset and earning coverages are more important than numerical values of the ratios.

A -- Good Quality. Bonds rated A are considered to be good quality securities and to have favorable long-term investment characteristics. The main feature that distinguishes them from the higher rated securities is that these companies are more susceptible to adverse trade or economic conditions. Consequently, the protection is lower than for the categories A++ and A+. In all cases the A rated companies have maintained a history of adequate asset and earnings protection. There may be certain elements that may impair this protection sometime in the future. Confidence that the current overall financial position will be maintained or improved is slightly lower than for the securities rated above.

DOMINION BOND RATING SERVICE LIMITED ("DBRS")
---------------------------------------------

AAA -- highest credit quality. The degree of protection afforded principal and interest is of the highest order. Earnings are relatively stable, the structure of the industry in which the entity operates is very strong, and the outlook for future profitability is extremely favorable. There are few qualifying factors present which would detract from the performance of the entity, and the strength of liquidity and coverage ratios is unquestioned.

AA -- superior credit quality. Protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA to a small degree.

A -- upper medium grade credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. Entities in the A category may be more susceptible to adverse economic conditions and have greater cyclical tendencies.

Ratings of Short-Term Debt Securities
-------------------------------------

CBRS
----

A-1+ -- Highest Quality. Corporate and government organizations with short-term debt rated A-1+ are considered to be of outstanding credit quality. In general, these organizations maintain a strong liquidity and capital position and have a strong level of revenues/earnings/cash flow to meet all current and long-term obligations. Characteristically, these organizations have a long and creditable record of excellent performance. These organizations also have the ability to maintain their performance over an extended period. Although these organizations may experience a decline in revenues/earnings/cash flow during recessionary periods, their ability to restore performance in subsequent periods is very good. These organizations are generally well established and a significant factor in their fields. Management has clearly demonstrated its competence and reliability.

A-1 -- Very Good Quality. Corporate and government organizations with short-term debt rated A-1 are also very well established and have a creditable operating history. However, their credit-risk profiles are not as strong as those organizations in the A-1+ category. These organizations generally maintain very good financial performance measurements throughout the economic cycle; however, they are more vulnerable to economic and competitive conditions.

A-1 (Low) -- Good Quality. Corporate and government organizations with short-term debt rated A-1 (Low) have a creditable operating history. However, their credit-risk profiles are not as strong as those organizations rated in the A-1 or A-1+ category. These organizations generally maintain good financial performance measurements throughout the economic cycle. However, they are more vulnerable to economic and competitive conditions. Moreover, the level of debt protection as measured by their access to capital, debt service coverage ratios, and capital underpinning, is relatively lower.

DBRS
----

R-1 -- high-grade prime credit. The entity's ability to repay its current liabilities as they fall due is very high. The strength of the various liquidity ratios is unquestioned, and alternative sources of funds to commercial paper such as bank lines, ability to do long-term financing and a strong parent exist. Furthermore, the outlook for future liquidity and the trend of these ratios should be favorable. The level of profitability has been reasonable and relatively stable, with only modest fluctuations. No substantial qualifying negative factors exist, and the firm is of sufficient size to be a strong influence in its industry.

R-2 -- medium grade credit. The liquidity ratios of entities in this classification are not as strong as those in the R-1 category, and the past and future trend may suggest some deterioration in the strength of these ratios. Alternative sources of liquidity support are considered strong; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not as strong as an R-1. Profitability trends, past and future, may be less favorable, earnings not as stable, and there may be some negative qualifying factors present.


Ratings of Government Debt Securities
-------------------------------------


CBRS
----

AAA -- Highest Quality. Debt securities rated AAA are considered to be of the highest quality and have a history of excellent protection of both principal and interest. The issuer has enjoyed excellent management with its debt load well within its capacity to service debt even during periods of economic decline.

AA -- Very Good Quality. Issues rated AA are also considered to be of very good quality and have recorded much of the same level of protection as those rated AAA. However, the extent or margin of protection is slightly less than the above category and there may be certain elements present which could cause a decline in the quality.

A -- Good Quality. Issues rated A are regarded as being good quality securities. Management is also considered good and has recorded a history of providing good protection and stewardship. However, there are weaknesses present which, under adverse economic circumstances, would impair the issuer's ability to continue to maintain a good level of protection for its debt.


        NOTE: CBRS's Commercial Paper ratings refer to an issuer's commercial paper, short-term promissory notes, short-term deposits, banker's acceptances, letters of credit, treasury bills and/or other short-term indebtedness with an original term of one year or less.

              (High) and (Low) designations after a rating indicate an issuer's relative strength within a rating category.

FIVE ARROWS SHORT TERM INVESTMENT TRUST
===============================================================================
Statements of Assets and Liabilities (local currencies) (unaudited)
June 30, 1997
===============================================================================

                                                           UNITED STATES        POUND         CANADIAN
                                                                  DOLLAR      STERLING         DOLLAR         DEUTSCHEMARK
                                                                    FUND      FUND* * *      FUND * * *        FUND * * *
                                                           -------------      ---------      ----------       ------------
                                                                       $       (pound)           C$                DM
ASSETS:
     Investment in International Currency Fund............     3,073,433         --              --                --
     Deferred organizational costs........................        61,000       37,000          82,000            99,000
     Receivable from Administrator........................        11,887         --              --                --
                                                             -----------       ------          ------            ------
Total Assets..............................................     3,146,320       37,000          82,000            99,000
                                                             -----------       ------          ------            ------

LIABILITIES:
     Amounts payable to Manager...........................        61,000       37,000          82,000            99,000
     Distribution payable from net investment income......        13,327         --              --                --
     Shareholder service fees payable.....................         3,280
     Administration fees payable..........................            39         --              --                --
     Other accrued expenses...............................         7,048         --              --                --
                                                             -----------       ------          ------            ------
Total Liabilities.........................................        84,694       37,000          82,000            99,000
                                                             -----------       ------          ------            ------
NET ASSETS................................................     3,061,627         --              --                --
                                                             ===========       ======          ======            ======

Net Assets
     Five Arrows shares...................................     3,061,627         --              --                --
     Five Arrows Service shares...........................          --           --              --                --
                                                             -----------       ------          ------            ------
                                                               3,061,627         --              --                --
                                                             ===========       ======          ======            ======

Shares Outstanding
     Five Arrows shares...................................     3,061,627         --              --                --
     Five Arrows Service shares...........................          --           --              --                --
                                                             -----------       ------          ------            ------
Total Shares Outstanding                                       3,061,627         --              --                --
                                                             ===========       ======          ======            ======


NET ASSET VALUE, OFFERING & REDEMPTION PRICE PER SHARE....          1.00         1.00            1.00              1.00
                                                             ===========       ======          ======            ======

COMPOSITION OF NET ASSETS:
     Shares of common stock, at par.......................           306         --              --                --
     Additional paid-in capital...........................     3,061,321         --              --                --
                                                             -----------       ------          ------            ------
NET ASSETS,  JUNE 30, 1997................................     3,061,627         --              --                --
                                                             ===========       ======          ======            ======

* * * not yet commenced operations

                       See notes to financial statements.

FIVE ARROWS SHORT TERM INVESTMENT TRUST
===============================================================================
Statements of Operations  (local currencies) (unaudited)
For the Period Ended June 30, 1997
===============================================================================

                                                                          UNITED STATES       POUND       CANADIAN
                                                                              DOLLAR        STERLING       DOLLAR      DEUTSCHEMARK
                                                                              FUND *       FUND * * *     FUND* * *      FUND* * *
                                                                          -------------    ----------     ---------    ------------
                                                                                $            (pound)          C$            DM
INVESTMENT INCOME:
          Investment Income from International Currency Fund............         26,249        --            --             --


          Expenses......................................................          6,959        --            --             --
          Less: Fee waivers and expense reimbursements..................         (6,959)       --            --             --
                                                                               --------       ----          ----           ----
                                                                                   --          --            --             --
                                                                               --------       ----          ----           ----

Net Investment Income from International Currency Fund..................         26,249        --            --             --
                                                                               --------       ----          ----           ----

EXPENSES:
          Administration fees...........................................            235        --            --             --
          Shareholder servicing fees....................................          4,871        --            --             --
          Legal fees....................................................         10,088        --            --             --
          Amortization of organization costs............................          3,880        --            --             --
          Registration fees.............................................          3,395        --            --             --
          Printing fees.................................................          1,649        --            --             --
          Audit fees....................................................          1,344        --            --             --
          Other operating expenses......................................          1,649        --            --             --
                                                                               --------       ----          ----           ----
          TOTAL EXPENSES ...............................................         27,111        --            --             --
              Less Fee waivers and reimbursements by the Administrator..        (25,816)       --            --             --
                                                                               --------       ----          ----           ----
          TOTAL NET EXPENSES ...........................................          1,295        --            --             --
                                                                               --------       ----          ----           ----

NET INVESTMENT INCOME...................................................         24,954        --            --             --
                                                                               --------       ----          ----           ----


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................         24,954        --            --             --
                                                                               ========       ====          ====           ====

*     for period March 26, 1997 (commencement of operations) to June 30, 1997.
* * * not yet commenced operations

                       See notes to financial statements.

FIVE ARROWS SHORT TERM INVESTMENT TRUST
===============================================================================
Statements of Changes in Net Assets (local currencies) (unaudited)
For the period ended June 30, 1997
================================================================================

                                                                  UNITED STATES        POUND         CANADIAN
                                                                      DOLLAR          STERLING        DOLLAR       DEUTSCHEMARK
                                                                      FUND *          FUND* *  *    FUND* * *       FUND* * *
                                                                  -------------       ----------    ---------      ------------
                                                                        $              (pound)          C$              DM
INVESTMENT ACTIVITIES:

OPERATIONS:
         Net investment income................................         24,954            --             --              --
                                                                    ---------           ----           ----            ----
Change in net assets resulting from operations................         24,954            --             --              --
                                                                    ---------           ----           ----            ----

DISTRIBUTIONS TO SHAREHOLDERS FROM:
         Net investment income - Five Arrows shares...........        (24,954)           --             --              --
         Net investment income - Five Arrows Service shares...            --             --             --              --
Change in net assets from shareholder distributions...........        (24,954)           --             --              --
                                                                    ---------

CAPITAL  SHARE TRANSACTIONS:
         Proceeds from shares sold............................      3,100,000            --             --              --
         Dividends reinvested.................................         11,627            --             --              --
         Cost of shares redeemed..............................        (50,000)           --             --              --
                                                                    ---------           ----           ----            ----
Change in net assets from capital share transactions..........      3,061,627            --             --              --
                                                                    ---------           ----           ----            ----

CHANGE IN NET ASSETS..........................................      3,061,627            --             --              --

NET ASSETS:
         Beginning of period..................................           --              --             --              --
                                                                    ---------           ----           ----            ----
         End of period .......................................      3,061,627            --             --              --
                                                                    =========           ====           ====            ====

*     for period March 26, 1997 (commencement of operations) to June 30, 1997.
* * * not yet commenced operations

                       See notes to financial statements.

FIVE ARROWS SHORT TERM INVESTMENT TRUST
===============================================================================
Financial Highlights (unaudited)
For the period ended June 30, 1997
===============================================================================

UNITED STATES DOLLAR FUND
                                                               FIVE ARROWS                FIVE ARROWS
                                                                  CLASS                     SERVICE
                                                                SHARES *                  SHARES * * *
                                                               -----------                ------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD ..............       1.00                       --
                                                                   -----                      ----

INCOME FROM INVESTMENT OPERATIONS:
         Net investment income...............................       0.01                       --
                                                                   -----                      ----
Total income from investment operations......................       0.01                       --
                                                                   -----                      ----

LESS DISTRIBUTIONS:
         Net investment income...............................      (0.01)                      --
                                                                   -----                      ----
NET ASSET VALUE PER SHARE, END OF PERIOD.....................       1.00                       --
                                                                   =====                      ====

TOTAL RETURN.................................................       1.42%(b)                   --

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ('000).............................      3,062                       --
Ratio of expenses to average net assets  ....................       0.28%(c)                   --
Ratio of net investment income to average net assets ........       5.30%(c)                   --
Ratio of expenses to average net assets  (a).................       7.23%(c)                   --
Ratio of net investment income to average net assets (a).....      (1.65)%(c)                  --

-------------------------------------------------------------------------------------------------

*     for period March 26, 1997 (commencement of operations) to June 30, 1997.
* * * not yet commenced operations

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occured the ratios would have been as indicated.

(b)   Not annualized

(c)   Annualized

                       See notes to financial statements.

INTERNATIONAL CURRENCY FUND
===============================================================================
Statements of Assets and Liabilities  (local currencies) (unaudited)
June 30, 1997
================================================================================

                                                             UNITED STATES        POUND            CANADIAN
                                                                 DOLLAR          STERLING           DOLLAR          DEUTSCHEMARK
                                                               PORTFOLIO        PORTFOLIO       PORTFOLIO* * *     PORTFOLIO* * *
                                                             -------------      ----------      --------------     --------------
                                                                   $             (pound)              C$                 DM
ASSETS:
         Investments in securities, at amortized cost          24,475,000       96,013,295            --                  --
         (original cost $24,475,000, (pound)95,964,208
         c$0 and Dem 0, respectively)
         Deferred organizational costs...................          75,000           45,000         100,000             121,000
         Cash............................................          42,851              815            --                  --
         Interest receivable.............................           6,759          131,856            --                  --
         Prepaid expenses................................           4,237            3,845            --                   -
                                                               ----------       ----------         -------             -------
Total Assets.............................................      24,603,847       96,194,811         100,000             121,000
                                                               ----------       ----------         -------             -------

LIABILITIES:
         Amounts Payable to Manager......................          75,000           45,000         100,000             121,000
         Administration fees payable.....................             702            2,479            --                  --
         Transaction fees payable........................          33,216            6,815            --                  --
         Trustees fees payable...........................          10,572            7,854            --                  --
         Legal fees payable .............................           9,603            7,378            --                  --
         Audit fees payable..............................           3,201            2,499            --                  --
         Fund accounting fees payable....................             723            2,400            --                  --
         Custodian fees payable..........................             482            1,877            --                  --
         Other accrued expenses..........................           2,127            1,653            --                  --
                                                               ----------       ----------         -------             -------
Total Liabilities........................................         135,626           77,955         100,000             121,000
                                                               ----------       ----------         -------             -------

NET ASSETS, JUNE 30, 1997................................      24,468,221       96,116,856            --                  --
                                                               ===============================================================

* * * not yet commenced operations

                       See notes to financial statements.

INTERNATIONAL CURRENCY FUND
===============================================================================
Statements of Operations  (local currencies) (unaudited)
For the period ended June 30, 1997
===============================================================================

                                                          United States          Pound             Canadian
                                                             Dollar             Sterling            Dollar           Deutschemark
                                                           Portfolio *       Portfolio * *      Portfolio* * *      Portfolio* * *
                                                          -------------      -------------      --------------      --------------
                                                                $               (pound)               C$                  DM
INVESTMENT INCOME:
         Interest income...............................      267,731           1,104,314              --                  --
         Other Income..................................          741                --                --                  --
                                                             -------           ---------             ----                ----
         Total Income .................................      268,472           1,104,314              --                  --
                                                             -------           ---------             ----                ----


EXPENSES:
         Advisory fees.................................        9,645              36,144              --                  --
         Administration fees...........................        2,411               9,036              --                  --
         Transactions fees.............................       33,216               6,815              --                  --
         Trustees fees.................................       10,572               7,854              --                  --
         Legal fees....................................        9,603               7,378              --                  --
         Amortization of organization costs............        4,850               3,453              --                  --
         Audit fees....................................        3,201               2,499              --                  --
         Fund accounting fees and expenses.............          964               3,614              --                  --
         Custodian fees and expenses...................          482               1,877              --                  --
         Other operating expenses......................        5,927               2,246              --                  --
                                                             -------           ---------             ----                ----
         TOTAL EXPENSES ...............................       80,871              80,916              --                  --
          Fee waivers .................................       (9,645)            (36,144)             --                  --
                                                             -------           ---------             ----                ----
         Total Net Expenses ...........................       71,226              44,772              --                  --
                                                             -------           ---------             ----                ----

NET INVESTMENT INCOME..................................      197,246           1,059,542              --                  --
                                                             -------           ---------             ----                ----


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...      197,246           1,059,542              --                  --
                                                             =======           =========             ====                ====

*     for period from March 26, 1997 (commencement of operations) to June 30,
      1997.
* *   for period from March  3, 1997 (commencement of operations) to June 30,
      1997.
* * * not yet commenced operations

                       See notes to financial statements.

INTERNATIONAL CURRENCY FUND
===============================================================================
Statements of Changes in Net Assets (local currencies) (unaudited)
For the period ended June 30, 1997
===============================================================================

                                                              UNITED STATES         POUND            CANADIAN
                                                                 DOLLAR            STERLING           DOLLAR          DEUTSCHEMARK
                                                               PORTFOLIO *      PORTFOLIO * *     PORTFOLIO* * *     PORTFOLIO* * *
                                                              -------------     -------------     --------------     --------------
                                                                    $              (pound)              C$                 DM
INVESTMENT ACTIVITIES:

OPERATIONS:
         Net investment income.............................        197,246         1,059,542            --                 --
                                                               -----------       -----------           ----               ----
Change in net assets resulting from operations.............        197,246         1,059,542            --                 --
                                                               -----------       -----------           ----               ----

CAPITAL TRANSACTIONS:
         Contributions.....................................     34,968,496       103,891,390            --                 --
         Withdrawals.......................................    (10,697,521)       (8,834,076)           --                 --
                                                               -----------       -----------           ----               ----
Change in net assets resulting from capital transactions...     24,270,975        95,057,314            --                 --
                                                               -----------       -----------           ----               ----

Change in Net Assets ......................................     24,468,221        96,116,856            --                 --

NET ASSETS:
         Beginning of period...............................           --                --              --                 --
                                                               -----------       -----------           ----               ----
         End of period.....................................     24,468,221        96,116,856            --                 --
                                                               ===========       ===========           ====               ====

*     for period from March 26, 1997 (commencement of operations) to June 30,
      1997.
* *   for period from March 3, 1997 (commencement of operations) to June 30,
      1997.
* * * not yet commenced operations

                       See notes to financial statements.

INTERNATIONAL CURRENCY FUND
===============================================================================
Supplementary Data (unaudited)
For the period ended June 30, 1997
===============================================================================

                                                              UNITED STATES         POUND             CANADIAN
                                                                  DOLLAR          STERLING             DOLLAR        DEUTSCHEMARK
                                                               PORTFOLIO *      PORTFOLIO * *      PORTFOLIO* * *   PORTFOLIO* * *
                                                              -------------     -------------      --------------   --------------
Net assets, end of period ('000)...........................       24,468           96,117                --                --

Ratio of expenses to average net assets ...................         1.48%(b)         0.25%(b)            --                --

Ratio of net investment income to average net assets ......         4.09%(b)         5.86%(b)            --                --

Ratio of expenses to average net assets (a)................         1.68%(b)         0.45%(b)            --                --

Ratio of net investment income to average net assets (a)...         3.89%(b)         5.66%(b)            --                --
Total Return since inception...............................         0.81%(c)         1.11%(c)

*     from March 26, 1997 (commencement of operations) to June 30, 1997.
* *   from March 3, 1997 (commencement of operations) to June 30, 1997.
* * * not yet commenced operations

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occured the ratios would have been as indicated.

(b)   Annualized

(c)   Not annualized

                       See notes to financial statements.

INTERNATIONAL CURRENCY FUND
UNITES STATES DOLLAR PORTFOLIO
===============================================================================
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

PRINCIPAL                                                                       MATURITY    MOODYS       AMORTIZED
   AMOUNT                                 DESCRIPTION                   RATE      DATE       S&P           COST
   ------                                 -----------                   ----      ----       ---           ----
                 TIME DEPOSITS --- 75.2%
                 BANKS
1,100,000        Australia  & New Zealand Bank Group.................   6.00%   07/01/97    P1/A1       $1,100,000
1,100,000        Bank of Montreal ...................................   6.00%   07/01/97    P1/A1+       1,100,000
1,000,000        Barclays Bank ......................................   5.50%   07/01/97    P1/A1+       1,000,000
1,100,000        Bayerische VereinsBank .............................   6.00%   07/01/97    P1/A1+       1,100,000
1,100,000        Canadian Imperial Bank of Commerce .................   6.00%   07/01/97    P1/A1+       1,100,000
1,100,000        Commerzbank London .................................   6.00%   07/01/97    P1/A1+       1,100,000
1,100,000        Credit Anstalt Bankverein London ...................   6.13%   07/01/97    P1/A1        1,100,000
1,100,000        Den Danske Bank London .............................   6.00%   07/01/97    P1/A1        1,100,000
1,000,000        Deutsche Bank ......................................   5.44%   07/01/97    P1/A1+       1,000,000
1,100,000        Dresdner Bank ......................................   6.00%   07/01/97    P1/A1+       1,100,000
1,100,000        Kredietbank ........................................   6.13%   07/01/97    A1+          1,100,000
1,100,000        Lloyds Bank London .................................   6.13%   07/01/97    P1/A1+       1,100,000
1,100,000        NationsBank ........................................   5.88%   07/01/97    A1+          1,100,000
1,100,000        Royal Bank Of Canada ...............................   5.88%   07/01/97    P1/A1+       1,100,000
1,100,000        Svenska Handelsbanken ..............................   6.13%   07/01/97    P1/A1        1,100,000
1,100,000        Toronto Dominion Bank London .......................   6.06%   07/01/97    P1/A1+       1,100,000
1,000,000        Westdeutsche Landesbank.............................   5.50%   07/01/97    P1/A1        1,000,000
                                                                                                       -----------
                 TOTAL COMMERCIAL PAPER                                                                 18,400,000
                                                                                                       -----------

                 REPURCHASE AGREEMENTS --- 24.83%
6,075,000        Credit Suisse First Boston  dated 30/03/97, with a
                 maturity value of $6,075,987 (Collateralized by
                 $6,585,000   zero coupon  various U.S. Government
                 Farm Credit Discount Notes due 1997--1998 market
                 value $6,274,332....................................   5.85%   07/01/97    P1           6,075,000
                                                                                                       -----------
                 TOTAL REPURCHASE AGREEMENTS                                                             6,075,000
                                                                                                       -----------

                 TOTAL INVESTMENTS AT AMORTIZED COST---100.03%                                          24,475,000
                 Liabilities in excess of other assets--0.03%                                               (6,779)
                                                                                                       -----------
                 NET ASSETS--100.0%                                                                    $24,468,221
                                                                                                       -----------

(a) The Moody's or Standard & Poor's rating indicated are believed to be the most recent ratings available for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascrib to these securities as at June 30, 1997.
     These ratings are unaudited.

INTERNATIONAL CURRENCY FUND
POUND STERLING PORTFOLIO
===============================================================================
PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

 PRINCIPAL                                                                              MATURITY     MOODYS          AMORTIZED
    AMOUNT                                DESCRIPTION                         RATE        DATE       S&P (A)           COST
    ------                                -----------                         ----        ----       -------           ----
                  TIME DEPOSITS --- 13.08%
                  BANKS
 4,573,000        Credit Anstalt Bankverein.................................  6.88%       07/01/97    P1/A1    (pound)4,573,000
 4,000,000        Den Danske  Bank..........................................  6.75%       07/01/97    P1/A1           4,000,000
 4,000,000        Royal Bank Of Canada .....................................  6.44%       07/17/97    P1/A1+          4,000,000
                                                                                                                     ----------
                  TOTAL TIME DEPOSITS                                                                                12,573,000
                                                                                                                     ----------

                  CERTIFICATE OF DEPOSIT --- 22.89%
                  BANKS
 2,500,000        Bank of Nova Scotia ......................................  6.25%       07/11/97    P1/A1+          2,500,000
 2,500,000        Bank of Scotland .........................................  6.25%       07/11/97    P1/A1           2,500,000
 4,000,000        Dresdner Bank ............................................  6.44%       07/10/97    P1/A1+          4,000,000
 4,000,000        NationsBank ..............................................  6.47%       07/16/97    A1+             4,000,000
 2,500,000        Rabobank London ..........................................  6.25%       07/11/97    P1/A1+          2,500,000
 2,500,000        Royal Bank of Scotland  London............................  6.25%       07/17/97    P1/A1+          2,500,000
 4,000,000        Svenska Handelsbanken ....................................  6.50%       07/24/97    P1/A1+          4,000,000
                                                                                                                     ----------
                   TOTAL CERTIFICATE OF DEPOSIT                                                                      22,000,000
                                                                                                                     ----------

                  COMMERCIAL PAPER --- 18.14%
                  UTILITIES
 4,000,000        Scottish Hydro Electric ..................................  6.68%       08/22/97    A1              3,962,332
                  BANKS
 3,500,000        Australia New Zealand Melbourne ..........................  6.43%       07/02/97    P1/A1           3,499,387
                  TELECOMMUNICATIONS
 1,000,000        Vodafone Group  Plc.......................................  6.50%       07/21/97    A1                996,455
 3,000,000        Vodafone Group  Plc.......................................  6.43%       07/04/97    A1              2,998,422
                  INSURANCE
 4,000,000        Commercial Union .........................................  6.49%       07/14/97    A1+             3,990,800
                  DIVERSIFIED FOOD
 2,000,000        Nestle ...................................................  6.50%       07/21/97    A1+             1,992,910
                                                                                                                     ----------
                  TOTAL COMMERCIAL PAPER                                                                             17,440,306
                                                                                                                     ----------

                  REPURCHASE AGREEMENTS --- 45.78%
21,999,999        Credit Suisse First Boston dated 30/06/97, with a
                  maturity value of (pound)22,003,917 (Collateralized by
                  (pound)18,619,403  9% due 2012 U.K. Government Gilts
                  market value (pound)22,439,999)...........................  6.50%       07/01/97    P1/A1+         21,999,999

21,999,990        Goldman Sachs, dated 30/06/97 with a maturity
                  value of (pound)22,003,848 (Collateralized by
                  (pound)19,599,100 9.75% due 2002 U.K Government
                  Gilts market value
                  (pound)22,439,989)........................................  6.40%       07/01/97    A1+            21,999,990
                                                                                                                     ----------
                  TOTAL REPURCHASE AGREEMENTS                                                                        43,999,989
                                                                                                                     ----------


                  TOTAL INVESTMENTS AT AMORTIZED COST--99.89%                                                       96,013,295
                  Other assets in excess of liablilities 0.11%                                                         103,561
                                                                                                                    ----------
                  NET ASSETS--100.0%                                                                         (pound)96,116,856
                                                                                                                    ==========

(a) The Moody's or Standard & Poor's rating indicated are believed to be the most recent ratings available for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascrib to these securities as at June 30, 1997.
      These ratings are unaudited.

  FIVE ARROWS SHORT TERM INVESTMENT TRUST
  Notes to Financial Statements

NOTE  1--ORGANIZATION

         Five Arrows Short Term Investment Trust, a Delaware business trust ("the Trust"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At June 30, 1997 the Trust consisted of four funds; the U.S. Dollar Fund, the Pound Sterling Fund, the Canadian Dollar Fund and the Deutschemark Fund, (individually a "Fund" and collectively the "Funds").

  Each Fund seeks to achieve its investment objective by investing substantially all of its assets in the corresponding portfolio of the International Currency Fund, (individually a "Portfolio" and collectively the "Portfolios" ), that has the same investment objectives as that of such Fund. The value of each Fund's investment in each Portfolio included in the accompanying statements of assets and liabilities reflects each Fund's proportionate beneficial interest in the net assets of that Portfolio. At June 30, 1997, the Funds held proportionate interests in the corresponding Portfolios in the following amounts:

U.S. Dollar Fund.............................................            12.5%
Pound Sterling Fund..........................................            00.0%
Canadian Dollar Fund.........................................            00.0%
Deutschemark Fund............................................            00.0%

         The financial statements of each Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with each Fund's financial statements.

         BISYS Fund Services Limited Partnership ("BISYS") serves as the Trust's administrator. Its affiliates, Five Arrows Fund Distributors Incorporated, (the "Distributor") and BISYS Fund Services Inc., (the "Transfer Agent"), act as the distributor and transfer/dividend disbursing agent to the Funds, respectively.


NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS:
         The Funds record respective investments in the Portfolios of International Currency Fund at value. The valuation of securities held by the International Currency Fund is discussed in the notes to the International Currency Fund Financial Statements included elsewhere in this report.

INVESTMENT INCOME AND EXPENSES:
         The Funds record their proportionate share of the investment income, expenses and realized gains and losses recorded by the corresponding Portfolio on a daily basis. The investment income, expenses and realized gains and losses are allocated daily to investors in each Portfolio based upon the value of their investments in each Portfolio. Such investments are adjusted on a daily basis.

         Expenses directly attributable to each Fund are charged directly to the respective Fund, while general Trust expenses attributable to more than one Fund of the Trust are allocated among the respective Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
         The Funds' net investment income, if any, is declared daily in repsect of each class of share and paid monthly to shareholders of record on the date of declaration. Dividends from each class of share are automatically reinvested in additional shares of that class at net asset value unless the shareholders specifically elect to receive dividends in the form of cash. Net realized gains on portfolio securities, if any, are distributed at least annually. The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, expiring capital loss carryforwards, and deferral of certain losses.

FEDERAL INCOME TAXES:

Under Subchapter M of the Internal Revenue Code (the "Code"), the Funds will be treated as separate corporations for federal income tax purposes. It is intended that each Fund will qualify for each fiscal year as a "regulated investment company" under the Code by complying with certain requirements of the Code regarding sources of income, diversification of assets, and distribution of income to shareholders, although no assurance can be given in this regard. As regulated investment companies, the Funds will not be liable for U.S. federal income taxes on the net investment income and capital gains distributed to shareholders in accordance with the applicable provisions of the Code. Since it is intended that each Fund will distribute all of its net income and net capital gain each year, each Fund should avoid all U.S. federal income taxes.

         Each Fund will determine its income in terms of its Designated Currency and, in the case of each Fund other than the U.S. Dollar Fund, will translate its net income for each year from its Designated Currency into U.S. dollars for U.S. Federal income tax purposes. Under current Treasury regulations, regulated investment companies are normally required to recognize for U.S. Federal income tax purposes income or losse attributable to changes in exchange rates between the U.S. dollar and the Fund's Designated Currency. (i.e.,currency gain or loss) absent a ruling to the contrary from the Internal Revenue service. Recognition of currency gain in excess of currency loss in any given year would require the affected fund to pay dividends in excess of its interest income in order to pay out all income as calculated for U.S. Federal income tax purposes. In reliance upon a ruling from the U.S. Internal Revenue Service, the Trust calculates the income of each Fund without recognizing currency gain or loss.

ORGANIZATIONAL  EXPENSES:
         The Funds incurred certain costs in connection with their organization. The Funds are expected to reimburse the Rothschild International Asset Management Limited (the "Manager"), for the payment of these expenses made in advance by the Manager. These costs have been deferred and are being amortized on a straight-line basis over five years from the date from the commencement of operations by the Funds.


NOTE 3--AGREEMENTS  AND OTHER TRANSACTIONS WITH AFFILIATES

         The Funds have an Administration Agreement with BISYS and a Distribution Agreement with the Distributor.

         As Administrator, BISYS is responsible for coordinating the Funds' efforts and generally administering the operation of the Funds' business. Pursuant to the terms of the Administration Agreement, BISYS is entitled to a fee, accrued daily and payable monthly, at an annual rate of 0.05% of each Fund's average daily net assets. BISYS has agreed to provide a wide range of services to the Funds, including maintaining the Funds offices, providing statistical and research data, coordinating the preparation of reports to shareholders, calculating and providing for the calculation of net asset values of Fund shares, dividends and capital gains distributions to shareholders and performing other administrative functions necessary for the smooth operation of the Funds.

         The Investment Adviser has voluntarily agreed to waive such portion of its advisory fee as is necessary to cause the annualized total expenses of each class of share of a Fund not to exceed a specified percentage of such class' average net daily net asset value (0.275% in the case of the Five Arrows share class of the U.S. Dollar Fund and 0.35% in the case of the Five Arrows share class of each other Fund). Similarly, for the Five Arrows Service share class these percentages are 0.625% for the U.S. Dollar Fund and 0.70% for the other three Funds. If this reimbursement is not sufficient to cause the total expenses of any Fund not to exceed the applicable percentage of average daily net asset value, the Administrator has agreed to pay such other expenses of the applicable Fund as is necessary to keep total expenses from exceeding the applicable percentage. This undertaking shall remain in effect for the fiscal period ended December 31, 1997, and thereafter at the discretion of the Investment Adviser. The Administrator waived fees and reimbursed expenses in the following amounts so that the Funds could meet these expense limitations:

United States Dollar Fund....................................          $32,775
Pound Sterling Fund..........................................              nil
Canadian Dollar Fund.........................................              nil
Deutschemark Fund............................................              nil

         The Distributor, the Transfer Agent and the Custodian may also from time to time otherwise voluntarily waive their respective fees. No fee waivers may be recouped beyond the end of any fiscal year.

         The Funds have adopted a 12b-1 Plan (the "Plan") in accordance with the regulations promulgated under the 1940 Act. The Plan provides that each Fund will make payments to the Distributor equal to 0.50% (on an annual basis) of the average daily value of the net assets of such Fund's Five Arrows Service class of shares. The 12b-1 fee has two components: a service fee and a distribution fee. The plan provides that each of these components will be paid at an annual rate of 0.25% of the average daily value of the net assets of such Fund's Five Arrows Service class of shares.

         The Distributor has voluntarily agreed to waive a portion of the distribution fee component in order to limit payments of the 12b-1 fee to 0.35% (on an annual basis) of the average daily net asset value of the Five Arrows Service class shares of any Fund. This waiver shall remain in effect for the fiscal period ending December 31, 1997 and thereafter at the discretion of the Distributor. The Distributor has reserved the right to terminate or revise this undertaking with respect to any period after December 31, 1997. For the period ended June 30, 1997, the Funds paid the following amounts to the Distributor in connection with the Plan:

United States Dollar Fund....................................          $00,000
Pound Sterling Fund..........................................              nil
Canadian Dollar Fund.........................................              nil
Deutschemark Fund............................................              nil

NOTE 4--TRUSTEES' FEES

         The Trust has to date paid paid no compensation to the Trustees of the Trust and it will not pay any compensation to those Trustees affiliated with the Investment Adviser, the Administrator or the Distributor. The Trust will not pay any compensation to the Trusts officers.

NOTE 5--CAPITAL SHARE TRANSACTIONS

         Transactions in shares of the Funds for the period ended June 30, 1997 are summarized below:

                                                     U.S.         POUND        CANADIAN
                                                  DOLLARS      STERLING          DOLLAR        DEUTSCHEMARK
Shares subscribed.............................  3,100,000           nil             nil                 nil
Shares issued to shareholders in reinvestment
of dividends..................................     11,627           nil             nil                 nil
Shares redeemed...............................    (50,000)          nil             nil                 nil
                                                ---------           ---             ---                 ---
Net increase..................................  3,061,627           nil             nil                 nil

INTERNATIONAL CURRENCY FUND
Notes to Financial Statements

NOTE  1--ORGANIZATION

         International Currency Fund (the "Portfolio Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At June 30, 1997 the Portfolio Trust consisted of four portfolios; the U.S. Dollar Portfolio (the "U.S. Dollar Portfolio"), the Pound Sterling Portfolio (the "Pound Sterling Portfolio"), the Canadian Dollars Portfolio (the "Canadian Dollar Portfolio" and the Deutschemark Portfolio (the "Deutschemark Portfolio") (collectively the "Portfolios").

         The investment objectives of each Portfolio are to seek to maintain a high level of liquidity, preserve capital and stability of principal expressed in the Portfolio's designated currency and, consistent with those objectives, to earn current income. A Portfolio's investment objectives are fundamental and may not be changed without the approval of its shareholders.

         Rothschild International Asset Management Limited (the " Investment Adviser") serves as the Portfolio Trust's Investment Adviser. BISYS Fund Services, Limited Partnership ("BISYS") acts Administrator as the to the Portfolios' Trust's Portfolios.


NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


PORTFOLIO VALUATIONS:
         The securities of the Portfolios are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. In addition, the U.S. Portfolio may not (a) purchase any instrument with a remaining maturity greater than thirteen months, or (b) maintain a weighted average maturity which exceeds 90 days. The other Portfolios may not purchase securities with remaining maturities of longer than 60 days.


SECURITIES TRANSACTIONS AND RELATED INCOME:
         Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Gains or losses realised on sales of securities are determined by comparing the amortized cost of the security sold with the net sale proceeds.

EXPENSES:
         Expenses directly attributable to a Portfolio are charged to that Portfolio, while general Portfolio Trust expenses are allocated among the respective Portfolios of the Trust.


REPURCHASE AGREEMENTS:
         The Portfolios will enter into repurchase agreements only with financial institutions rated by a U.S. nationally recognized statistical rating organization (NRSRO) in the highest rating category for short term obligations and deemed to be creditworthy by the Investment Adviser, pursuant to guidelines established by the Portfolio Trust's Board of Trustees. During the term of any repurchase agreement, the Investment Advisor will monitor the creditworthiness of the seller, and the seller must maintain the value of the securities subject to the agreement in an amount that is greater than the repurchase price. Default or bankruptcy of the seller would, however expose the Portfolios to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations. Because of the seller's repurchase obligations, the securities subject to repurchase agreements do not have maturity limitations.


ORGANIZATIONAL EXPENSES:
         The deferred organization costs were by the Portfolios in connection with their organization. The Portfolios are expected to reimburse Rothschild International Asset Management Limited (the "Manager"), for the payment of these costs made in advance by the Manager. The costs have been deferred and will be amortized on a straight line basis over a five year period from the commencement of operations by the Portfolios.


FEDERAL INCOME TAXES:
         The Portfolios will be treated as a partnership for U.S. federal income tax purposes. As such, each U.S. investor in the Portfolios will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolios will be managed in such a way that if necessary, an investor will be able to satisfy the requirements of the U.S.
Internal Revenue Code applicable to regulated investment companies.


NOTE 3--AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

         The Portfolio Trust acting on behalf of each of the Portfolios has an Investment Advisory Agreement with Rothschild and an Administration Agreement with BISYS.

         The Investment Adviser, Rothschild is responsible for managing the investment of the assets of the Portfolios in conformity with the stated objectives and policies of the Portfolios. Pursuant to the terms of the Investment Advisory Agreement, Rothschild is entitled to a fee, which is accrued daily and payable monthly, at an annual rate of 0.20% of the average daily net assets of each Portfolio of the Trust. For the period ended June 30, 1997, Rothschild waived its entire fees as Investment Adviser for each Portfolio in the following amounts.

United States Dollar.........................................          $9,645
Pound Sterling...............................................   (pound)36,144
Canadian Dollar..............................................             nil
Deutschemark.................................................             nil

         As Administrator, BISYS assists in supervising the operations of the Portfolios. Pursuant to the terms of the Administration Agreement, BISYS is entitled to a fee from each Portfolio which is accrued daily and payable monthly, at an annual rate of 0.05% of each of the Portfolio's average daily net assets. For the period ended June 30, 1997, BISYS earned the following fees as Administrator for each Portfolio.

United States Dollar.........................................          $2,411
Pound Sterling...............................................    (pound)9,036
Canadian Dollar..............................................             nil
Deutschemark.................................................             nil

NOTE 4--TRUSTEES AND OFFICERS COMPENSATION.

         The Portfolio Trust has to date paid no compensation to the Trustees of the Portfolio Trust. The Portfolio Trust will not pay compensation to the Trustees of the Portfolio Trust affiliated with the Investment Adviser or the Administrator nor will it pay any compensation to the Trustees who are officers of the Trust .


NOTE 5--SECURITIES TRANSACTIONS

         During the period ended June 30, 1997, each Portfolio purchased and matured portfolio securities, in the following amounts:

                                                 PURCHASES                MATURITIES
                                                 ---------                ----------
UNITED STATES DOLLAR PORTFOLIO
  Total..............................          $590,089,000              $565,614,000


POUND STERLING PORTFOLIO
Total................................  (pound)2,255,744,102      (pound)2,159,917,674


CANADIAN DOLLARS PORTFOLIO
Total................................                   nil                       nil


DEUTSCHEMARK PORTFOLIO
Total................................                   nil                       nil

                                     PART C
                                     ------

                 To the Registration Statement of Five Arrows
                   Short-Term Investment Trust (the "Trust")


Item 24.          Financial Statements and Exhibits.
--------          ----------------------------------

                  (a)      Financial Statements:


                        (1) Financial Statements included in PART A of this Registration Statement:

                                            Financial Highlights

                        (2) Financial Statements included in PART B of this Registration Statement:

                                Financial Statements for the Five Arrows
                                Short-Term Investment Trust: U.S. Dollar Fund, Pound Sterling Fund, Deutsche Mark Fund and Canadian Dollar Fund (collectively, the "Funds") as of June 30, 1997 (unaudited).

                                            Statement of Assets and Liabilities
                                            Statement of Operations
                                            Statement of Changes in Net Assets
                                            Financial Highlights
                                            Notes to Financial Statements

                                Financial Statements for the International
                                Currency Fund: U.S. Dollar Portfolio, Pound
                                Sterling Portfolio, Deutsche Mark Portfolio and Canadian Dollar Portfolio (collectively, the "Portfolios") as of June 30, 1997 (unaudited).

                                            Portfolio of Investments
                                            Statement of Assets and Liabilities
                                            Statement of Operations
                                            Statement of Changes in Net Assets
                                            Supplementary Data
                                            Notes to Financial Statements


                  (b)      Exhibits:

         Exhibit No.                       Description
         -----------                       -----------

               1 Agreement and Declaration of Trust of the Trust incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed via EDGAR on November 25, 1996.

               2 By-Laws of the Trust incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed via EDGAR on November 25, 1996.

               3          Not Applicable.

               4          Not applicable.


               5 Investment Advisory Contract between the International Currency Fund and Rothschild International Asset Management Limited incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed via EDGAR on February 4, 1997.

               6          Distribution Agreement between the Trust and
                          Five Arrows Fund Distributors Inc. incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed via EDGAR on February 4, 1997.

       Exhibit No.                    Description
       -----------                    -----------

               7     Not applicable.


               8 Custody Agreement between the Trust and The Chase Manhattan Bank incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed via EDGAR on February 4, 1997.

               9 (a) Transfer Agency and Service Agreement between the Trust and BISYS Fund Services, Inc. incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed via EDGAR on February 4, 1997.

                     (b) Administration Agreement between the Trust and BISYS Fund Services Limited Partnership incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed via EDGAR on February 4, 1997.

                     (c) Fund Accounting Agreement between the Trust and BISYS Fund Services, Inc. incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed via EDGAR on February 4, 1997.

                     (d) Feeder Fund Management Services Agreement incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed via EDGAR on February 4, 1997.


              10 Legal opinion and consent of Goodwin, Procter & Hoar LLP with respect to the Funds.

              11     Not applicable.

              12     Not applicable.


              13 Purchase agreements with respect to initial capital incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed via EDGAR on February 4, 1997.


              14     Not applicable.


              15 Plan for distribution of Five Arrows Service shares pursuant to Rule 12b-1 incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed via EDGAR on February 4, 1997.

              16     Computation for U.S. Dollar Fund.


              17     Financial Data Schedules for the Funds.


              18 Plan for the issuance and distribution of multiple classes of shares pursuant to Rule 18f-3 incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed via EDGAR on February 4, 1997.



Item 25.          Persons Controlled by or Under Common Control with Trust.
--------          ---------------------------------------------------------


         As of the close of business on June 30, 1997, the Deutsche Mark Fund and the Canadian Dollar Fund (each a "Fund"), series of shares of the Trust, owned approximately 100% of the value of the outstanding interests in their corresponding Portfolios of the International Currency Fund ("Master Fund") which invest in securities denominated in the Designated Currencies of these Funds. Because each of the relevant Funds controls its corresponding Portfolio, it may take actions without the approval of any other investor in such Portfolio.

         Since, as of the approximate time of this Registration, Five Arrows House Investments Limited, an affiliated person of the Investment Adviser, was the beneficial owner of all or a substantial amount of the outstanding Five Arrows shares of the Deutsche Mark Fund and Canadian Dollar Fund of the Trust it may also be deemed to be in control of the Deutschemark and Canadian Dollar Portfolios as control is defined in the 1940 Act. Five Arrows House Investments Limited may acquire additional shares of these Funds. Although sales of the Funds' shares to other investors will reduce its percentage ownership in the Funds and the Portfolios, so long as 25% of a class of shares of either a Funds or a Portfolio is so owned, Five Arrows House Investments Limited will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders.

Item 26.          Number of Holders of Securities.
--------          --------------------------------

         As of July 21, 1997, the record holders of each class of Trust's securities were as follows:




       Title of Class                              Number of Record Holders
       --------------                              ------------------------

       U.S. Dollar Fund                                       2
                                                           --------

       Pound Sterling Fund                                    1*
                                                           --------


       Deutsche Mark Fund                                     1*
                                                           --------

       Canadian Dollar Fund                                   1*
                                                           --------

*Five Arrows House Investments Limited currently owns all of the outstanding shares of the Funds.


Item 27.          Indemnification.
--------          ----------------

                  Under Article VI of the Trust's Agreement and Declaration of Trust, any present or former Trustee, Officer, agent or employee or person serving in such capacity with another entity at the request of the Trust ("Covered Person") shall be indemnified against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines or penalties, and expenses, including reasonable legal and accounting fees, in connection with the defense or disposition of any proceeding by or in the name of the Trust or any shareholder in his capacity as such if: (i) a favorable final decision on the merits is made by a court or administrative body; or (ii) a reasonable determination is made by a vote of the majority of a quorum of disinterested Trustees or by independent legal counsel that the Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in his office ("Disabling Conduct"); or (iii) a determination is made to indemnify the Covered Person under procedures approved by the Board of Trustees which in the opinion of independent legal counsel are not inconsistent with the Investment Company Act of 1940. Said Article VI further provides that the Trust shall indemnify any Covered Person against any such liabilities and expenses incurred in connection with the defense or disposition of any other type of proceeding except with respect to any matter as to which the Covered Person shall have engaged in Disabling Conduct or shall have been finally adjudicated not to have acted in good faith and in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust.

Item 28.          Business and Other Connections of Investment Adviser.
--------          -----------------------------------------------------

                  Rothschild International Asset Management Limited (the "Investment Adviser") is a registered investment adviser. The Investment Adviser's offices are located at Five Arrows House, St. Swithin's Lane,
London EC4N 8NR England. The Investment Adviser is a British corporation that was formed in 1975. It is an indirect subsidiary of Rothschild Concordia AG of Zug, Switzerland, a holding company whose subsidiaries manage approximately $28.5 billion of assets, spread across equities, bonds and currencies. The Investment Adviser offers a wide range of investment advisory services to both individuals and institutions.

         The business and other connections of the officers and directors of Rothschild International Asset Management Limited , the Investment Adviser to all series of the Trust, are listed on the Form ADV of the Investment Adviser as currently on file with the Commission (File no. 801-15132), the text of which is hereby incorporated by reference.

Item 29.          Principal Underwriters.
--------          -----------------------

        (a) Five Arrows Fund Distributors Inc. acts as the distributor and principal underwriter for each of the Funds. It does not act as principal underwriter, depositor or investment adviser to any investment companies.

        (b)(1) The following information relates to the directors, officers and partners of Five Arrows Fund Distributors Inc.:


  Name and Principal            Positions and Offices   Positions and Offices
  Business Address              With Registrant         With Underwriter
  ----------------              ---------------         ----------------


  Lynn J. Mangum                      None              Chairman
  The BISYS Group, Inc.
  150 Clove Road
  Little Falls, New Jersey  07424

  Walter B. Grimm                     None              President/CEO
  BISYS Fund Services, Inc.
  3435 Stelzer Road
  Columbus, Ohio  43219

  Robert J. McMullan                  None              Executive Vice President
  The BISYS Group, Inc.
  150 Clove Road
  Little Falls, New Jersey  07424

  J. Christopher Klutch               None              Senior Executive Vice
  The BISYS Group, Inc.                                 President
  150 Clove Road
  Little Falls, New Jersey  07424

  William Blundin                     None              Vice President
  The BISYS Group, Inc.
  150 Clove Road
  Little Falls, New Jersey  07424

  Dennis Sheehan                      None              Vice President
  The BISYS Group, Inc.
  150 Clove Road
  Little Falls, New Jersey  07424

  Kevin Dell                          None              Vice President/Secretary
  The BISYS Group, Inc.
  150 Clove Road
  Little Falls, New Jersey  07424

  Michael Burns                       None              Vice President/
  BISYS Fund Services, Inc.                             Compliance
  3435 Stelzer Road
  Columbus, Ohio  43219

  Anna Porcaro                        None              Assistant Secretary
  The BISYS Group, Inc.
  150 Clove Road
  Little Falls, New Jersey  07424

        (c) Not applicable.


Item 30.          Location of Accounts and Records.
--------          ---------------------------------

                  The accounts and records of the Trust are maintained at the offices of the Trust at 3435 Stelzer Road, Columbus, OH 43219-3035.

Item 31.          Management Services.
--------          --------------------

                  Not applicable.

Item 32.          Undertakings.
--------          -------------

        (a) Not applicable.


        (b) Not applicable.


        (c) Trust hereby undertakes to furnish each person, upon request and without charge, to whom a Prospectus with respect to a series of the Trust is delivered with a copy of the latest annual report to shareholders with respect to that series.

                    FIVE ARROWS SHORT-TERM INVESTMENT TRUST

                                  SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of August, 1997.


                                        FIVE ARROWS SHORT-TERM INVESTMENT TRUST

                                        By: /s/ Paul R. Freeman
                                        -----------------------------
                                        Paul R. Freeman,
                                        Senior Vice President


        Name                            Title                   Date
        ----                            -----                   ----

Principal Executive Officer

            *                      President and Trustee     August 7, 1997
--------------------------
Peter B. Collacott

Principal Financial and
Accounting Officer

            *                      Treasurer                 August 7, 1997
--------------------------
William Tomko

            *                      Chairman and Trustee      August 7, 1997
--------------------------
Bryan J. Walsh

/s/ Paul R. Freeman                Senior Vice President     August 7, 1997
--------------------------            and Trustee
Paul R. Freeman

            *                      Trustee                   August 7, 1997
--------------------------
Alan T. Jeffers

            *                      Trustee                   August 7, 1997
--------------------------
Roger M. Kubarych

* By: /s/ Paul R. Freeman
      --------------------------
      Paul R. Freeman
      Attorney-in-fact
      Under a Power of Attorney
      dated November 25, 1996 included
      in the Pre-Effective Amendment
      No. 1 and incorporated by reference
      hereto.

                          INTERNATIONAL CURRENCY FUND

                                  SIGNATURES




     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement of the Five Arrows
Short-Term Investment Trust to be signed on its behalf by the undersigned, thereunto duly authorized, on the 7th day of August, 1997.

                                                INTERNATIONAL CURRENCY FUND


                                                By: /s/ Paul R. Freeman
                                                   -----------------------------
                                                   Paul R. Freeman,
                                                   Senior Vice President


        Name                            Title                   Date
        ----                            -----                   ----

Principal Executive Officer
             *                     President and Trustee     August 7, 1997
--------------------------
Peter B. Collacott

Principal Financial and
Accounting Officer

            *                      Treasurer                 August 7, 1997
--------------------------
Adrian Waters

            *                      Chairman and Trustee      August 7, 1997
--------------------------
Bryan J. Walsh

/s/ Paul R. Freeman                Senior Vice President     August 7, 1997
--------------------------            and Trustee
Paul R. Freeman

            *                      Trustee                   August 7, 1997
--------------------------
Alan T. Jeffers

            *                      Trustee                   August 7, 1997
--------------------------
Roger M. Kubarych

* By: /s/ Paul R. Freeman
      -------------------------------
      Paul R. Freeman

      Attorney-in-Fact
      Under a Power of Attorney dated
      November 25, 1996 included in the
      Pre-Effective Amendment No. 1
      and incorporated by reference hereto.